                                                                   Exhibit 10.4

                                CREDIT AGREEMENT



                                     between



                  AMERICREDIT FINANCIAL SERVICES OF CANADA LTD.



                                       and



                      AMERICREDIT FINANCIAL SERVICES, INC.



                                       and



                        MERRILL LYNCH CAPITAL CANADA INC.



                           DATED AS OF AUGUST 23, 2001

                                TABLE OF CONTENTS


ARTICLE 1 INTERPRETATION.....................................................2

   1.1   DEFINED TERMS.......................................................2
   1.2   HEADINGS............................................................2
   1.3   NUMBER..............................................................2
   1.4   CURRENCY............................................................2
   1.5   ACCOUNTING PRINCIPLES...............................................2
   1.6   PER ANNUM CALCULATIONS..............................................3
   1.7   INTEREST ACT (CANADA)...............................................3
   1.8   SCHEDULES...........................................................3

ARTICLE 2 CREDIT FACILITY....................................................3

   2.1   CREDIT FACILITY.....................................................3
   2.2   USE OF PROCEEDS OF ADVANCES.........................................4
   2.3   REQUESTS FOR ADVANCES...............................................4
   2.4   MANDATORY REPAYMENT OF ADVANCES.....................................4
   2.5   OPTIONAL REPAYMENT OF ADVANCES......................................5
   2.6   STEP-UP TRIGGER EVENT...............................................6

ARTICLE 3 INTEREST and COMMITMENT FEE........................................7

   3.1   INTEREST ON ADVANCES................................................7
   3.2   INTEREST ON OVERDUE PRINCIPAL, INTEREST AND OTHER AMOUNTS...........7
   3.3   COMMITMENT FEE......................................................8
   3.4   TIMING OF PAYMENTS OF PRINCIPAL AND INTEREST........................8
   3.5   PAYMENTS TO LENDER..................................................8
   3.6   CURRENCY OF PAYMENT.................................................8

ARTICLE 4 SECURITY...........................................................8

   4.1   SECURITY............................................................8

ARTICLE 5 DISBURSEMENT CONDITIONS............................................9

   5.1   CONDITIONS PRECEDENT TO FIRST ADVANCE...............................9
   5.2   CONDITIONS PRECEDENT TO ALL OTHER ADVANCES.........................10
   5.3   WAIVER.............................................................11

ARTICLE 6 REPRESENTATIONS AND WARRANTIES....................................11

   6.1   REPRESENTATIONS AND WARRANTIES.....................................11
   6.2   SURVIVAL OF REPRESENTATIONS AND WARRANTIES.........................14

ARTICLE 7 COVENANTS.........................................................14

   7.1   POSITIVE COVENANTS OF THE BORROWER.................................14
   7.2   POSITIVE COVENANTS OF THE CUSTODIAN................................16
   7.3   REPORTING REQUIREMENTS.............................................17
   7.4   NEGATIVE COVENANTS OF THE BORROWER.................................18
   7.5   NEGATIVE COVENANTS OF THE CUSTODIAN................................18

ARTICLE 8 servicing and custodiaL arrangements..............................19

   8.1   SERVICING OF COLLATERAL............................................19
   8.2   DISTRIBUTIONS FROM COLLECTION ACCOUNT..............................22
   8.3   CUSTODIAL AGREEMENTS...............................................23

ARTICLE 9 DEFAULT...........................................................23

   9.1   EVENTS OF DEFAULT..................................................23
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                                     -ii-

   9.2   ACCELERATION AND TERMINATION OF RIGHTS.............................27
   9.3   REMEDIES...........................................................27
   9.4   SAVING.............................................................27
   9.5   PERFORM OBLIGATIONS................................................27
   9.6   THIRD PARTIES......................................................27
   9.7   REMEDIES CUMULATIVE................................................28
   9.8   SET-OFF OR COMPENSATION............................................28

ARTICLE 10 CHANGE OF CIRCUMSTANCES..........................................28

   10.1     CHANGE IN LAW...................................................28
   10.2     REPAYMENT OF RATEABLE PORTION...................................29
   10.3     ILLEGALITY......................................................29

ARTICLE 11 SUCCESSORS AND ASSIGNS...........................................30

   11.1     SUCCESSORS AND ASSIGNS..........................................30
   11.2     PARTICIPATION...................................................31

ARTICLE 12 MISCELLANEOUS PROVISIONS.........................................31

   12.1     CAPITALIZED TERMS...............................................31
   12.2     SEVERABILITY....................................................31
   12.3     AMENDMENT, SUPPLEMENT OR WAIVER.................................31
   12.4     GOVERNING LAW...................................................32
   12.5     THIS AGREEMENT TO GOVERN........................................32
   12.6     PERMITTED ENCUMBRANCES..........................................32
   12.7     EXPENSES AND INDEMNITY..........................................32
   12.8     MANNER OF PAYMENT AND TAXES.....................................33
   12.9     CURRENCY INDEMNITY..............................................34
   12.10    NOTICES.........................................................34
   12.11    BORROWER'S ACCOUNT..............................................36
   12.12    LENDER'S ACCOUNT................................................36
   12.13    TIME OF THE ESSENCE.............................................37
   12.14    FURTHER ASSURANCES..............................................37
   12.15    TERM OF AGREEMENT...............................................37
   12.16    PAYMENTS ON BUSINESS DAY........................................37
   12.17    COUNTERPARTS AND FACSIMILE......................................37
   12.18    ENTIRE AGREEMENT................................................38

   SCHEDULE A DEFINED TERMS..................................................1
   SCHEDULE B DRAWDOWN NOTICE................................................1
   SCHEDULE C SCHEDULE OF ADDITIONAL CONTRACTS...............................1
   SCHEDULE D REPAYMENT NOTICE...............................................1
   SCHEDULE E MONTHLY SERVICING REPORT.......................................1
   SCHEDULE F PERMISSIBLE CUMULATIVE NET LOSS RATIOS.........................1
   SCHEDULE G LITIGATION.....................................................1
   SCHEDULE H ORGANIZATIONAL CHART...........................................1
   SCHEDULE I BORROWING BASE CERTIFICATE.....................................1
   SCHEDULE J ELIGIBILITY CRITERIA...........................................1

                                CREDIT AGREEMENT


         THIS AGREEMENT is made as of the 23rd day of August, 2001,


BETWEEN:

              AMERICREDIT FINANCIAL SERVICES OF CANADA LTD., a corporation incorporated pursuant to the laws of the Province of Ontario

              (the "Borrower")

                                     - and -


              AMERICREDIT FINANCIAL SERVICES, INC., a corporation incorporated pursuant to the laws of the State of Delaware

              (the "Custodian")

                                     - and -

              MERRILL LYNCH CAPITAL CANADA INC., a corporation incorporated pursuant to the laws of the Province of Ontario

              (the "Lender")


RECITALS:

A. The Borrower wishes to borrow from the Lender;

B. The Lender wishes to establish a credit facility in favour of the Borrower, upon and subject to the terms and conditions contained in this Agreement; and

C. The Lender wishes to appoint the Custodian as its agent for the purpose of having custody and possession of the Contract Files forming part of the Collateral, and the Custodian wishes to accept such appointment, all upon and subject to the terms and conditions contained in this Agreement;

       NOW THEREFORE, for good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged by each of the parties hereto, the parties hereto hereby agree as follows:

                                   ARTICLE 1
                                 INTERPRETATION

1.1      Defined Terms

         In this Agreement, unless something in the subject matter or the context is inconsistent therewith, capitalized terms used and not otherwise defined herein shall have the respective meanings attributed to such terms in Schedule A.

1.2      Headings

         The division of this Agreement into Articles and Sections and the insertion of headings and a table of contents are for convenience of reference only and shall not affect the construction or interpretation of this Agreement. The terms "this Agreement", "hereof", "hereunder" and similar expressions refer to this Agreement and not to any particular Article, Section or other portion hereof and include any agreement supplemental hereto. Unless something in the subject matter or context is inconsistent therewith, references herein to Articles and Sections are to Articles and Sections of this Agreement.

1.3      Number

         Words importing the singular number only shall include the plural and vice versa, words importing any gender shall include all genders, words importing persons shall include individuals, partnerships, associations, trusts, unincorporated organizations and corporations and vice versa, and references to statutes or to agreements or other contractual instruments shall, unless otherwise provided, be deemed to include all present or future amendments, supplements, restatements or replacements thereof.

1.4      Currency

         Except as otherwise specifically provided herein, all monetary amounts in this Agreement are stated in Canadian Dollars. Except as otherwise expressly provided in this Agreement, wherever this Agreement contemplates or requires the calculation of the equivalent in Canadian Dollars of an amount expressed in U.S. Dollars, or vice versa, the calculation shall be made on the basis of the Exchange Rate at the effective date of the calculation.

1.5      Accounting Principles

         Wherever in this Agreement reference is made to GAAP, such reference shall be deemed to be to GAAP, applicable (except as otherwise specifically provided) on a consolidated basis as of the date on which any calculation is made or required to be made in accordance with GAAP. Where the character or amount of any asset or liability or item of revenue or expense is required to be determined, or any consolidation or other accounting computation is required to be made for the purpose of this Agreement or any other Credit Document, such determination or calculation shall, to the extent applicable and except as otherwise specified herein, be made in accordance with GAAP applied on a consistent basis.

1.6      Per Annum Calculations

         Unless otherwise stated, wherever in this Agreement reference is made to a rate of interest "per annum" or a similar expression is used, such interest shall be calculated using the nominal rate method, and not the effective rate method, of calculation and on the basis of a calendar year of 365 days or 366 days, as the case may be. The principle of deemed reinvestment of interest shall not apply to any interest calculation under this Agreement.

1.7      Interest Act (Canada)

         For the purpose of disclosure pursuant to the Interest Act (Canada), the yearly rate of interest to which any rate of interest payable under this Agreement that is calculated on any basis other than a full calendar year is equivalent may be determined by multiplying such rate by a fraction the numerator of which is the actual number of days in the calendar year in which such yearly rate of interest is to be ascertained and the denominator of which is the number of days comprising such other basis.

1.8      Schedules

         The following are the Schedules annexed hereto and incorporated by reference and deemed to be part hereof:

                 Schedule A     -     Defined Terms
                 Schedule B     -     Drawdown Notice
                 Schedule C     -     Schedule of Additional Contracts
                 Schedule D     -     Repayment Notice
                 Schedule E     -     Schedule of Ineligible Contracts
                 Schedule F     -     Permissible Cumulative Net Loss Ratios
                 Schedule G     -     Litigation
                 Schedule H     -     Organizational Chart
                 Schedule I     -     Borrowing Base Certificate
                 Schedule J     -     Eligibility Criteria
                 Schedule K     -     Monthly Servicing Report

                                   ARTICLE 2
                                 CREDIT FACILITY

2.1      Credit Facility

         2.1.1 Upon and subject to the terms and conditions of this Agreement, the Lender agrees to provide a revolving credit facility (the "Credit Facility") for the use of the Borrower in a maximum principal amount equal to the Credit Facility Limit.

         2.1.2 Prior to the Maturity Date, the principal amount of any Advance that is repaid may be reborrowed from time to time, subject to the terms of this Agreement.

         2.1.3 The right of the Borrower to obtain any Advance hereunder shall be automatically terminated on the Maturity Date.

2.2      Use of Proceeds of Advances

         The Borrower shall use the proceeds of all Advances to finance, purchase or originate Contracts and related Receivables.

2.3      Requests for Advances

         2.3.1 Subject to the prior satisfaction of all conditions precedent stipulated in this Agreement, the Lender will make the requested amount of an Advance available to the Borrower on the Drawdown Date to the extent it does not result in all outstanding Advances on such day exceeding the Credit Facility Limit on such day by depositing such amount into the Borrower's Account (or as the Borrower may otherwise direct to the Lender in writing from time to time). Each Advance shall be in a minimum amount of $2,000,000.

         2.3.2 The Borrower shall give the Lender irrevocable written notice of any request for an Advance (a "Drawdown Notice"), in the form attached hereto as Schedule B (or as otherwise agreed to by the Lender in respect of the first Advance), on or prior to 12:00 noon (Toronto time) on the first Business Day prior to the Drawdown Date relating to such Advance (but not more than three Business Days prior to the Drawdown Date).

         2.3.3 Each Drawdown Notice shall be delivered to the Lender in both written and electronic format and shall include a schedule (a "Schedule of Contracts"), in the form attached as Appendix A to Schedule B, identifying the Contracts and the related Receivables which relate to such Advance, which Schedule of Contracts shall be current as of close of business on the first Business Day prior to the date of the Drawdown Notice. The Borrower shall ensure that each Receivable identified on a Schedule of Contracts is an Eligible Receivable. The Borrower shall not identify any Contract or any Receivable in a Schedule of Contracts, if immediately prior to the date of the applicable Drawdown Notice, such Contract or such Receivable already formed part of the Collateral.

         2.3.4 The indebtedness of the Borrower resulting from Advances made by the Lender and any interest thereon shall be evidenced by records maintained by the Lender concerning such Advances. Such records of the Lender shall constitute, in the absence of manifest miscalculation or error, prima facie evidence of the indebtedness of the Borrower to the Lender and all details relating thereto. The failure of the Lender to correctly record any such amount or date shall not, however, adversely affect the obligation of the Borrower to pay amounts due hereunder to the Lender in accordance with this Agreement.

2.4      Mandatory Repayment of Advances

         2.4.1 On the Maturity Date, the Borrower shall repay to the Lender the aggregate principal amount of all outstanding Advances, together with (i) all accrued and unpaid interest with respect to such Advances and (ii) all other Obligations under or in connection with this Agreement.

         2.4.2 If, on any Payment Date, the aggregate principal amount of all Advances outstanding on such date exceeds the Receivables Borrowing Base on such date, the Borrower shall, on such date:

         (a) repay to the Lender by depositing to the Lender's Account: (i) an amount equal to the difference on such day between (A) the aggregate principal amount of all Advances outstanding, and (B) the Receivables Borrowing Base (such difference is referred to as the "Excess Advances"), together with (ii) all interest accrued and unpaid hereunder with respect to any Advance (or the part thereof) that is repaid pursuant to this Section 2.4.2(a) to the extent that any such amount is not deposited to the Lender's Account pursuant to Section 8.2.1(a) or 8.2.1(b), as applicable; or

         (b) provided that no Event of Default or Pending Event of Default has occurred and is then continuing, deliver to the Lender, in both written and electronic format, a schedule (a "Schedule of Additional Contracts"), in the form attached hereto as Schedule C, identifying additional Contracts and the related Receivables which
              (i) immediately prior to such date, did not form part of the Collateral, (ii) the Borrower wishes to include as part of the Collateral, and (iii) have an Aggregate Outstanding Balance on such date which, when multiplied by the Advance Rate, equals the Excess Advances.

         2.4.3 The Borrower shall ensure that each Receivable identified in a Schedule of Additional Contracts is an Eligible Receivable.

         2.4.4 The Borrower shall on demand by the Lender indemnify the Lender for any loss or expense (including breakage costs) which the Lender incurs as a result of any repayment made by the Borrower pursuant to Section 2.4.2(a).

2.5      Optional Repayment of Advances

         2.5.1 On any Payment Date, the Borrower shall have the right to repay without penalty all or a portion of any outstanding Advance. The Borrower shall also have the right to repay all or a portion of any outstanding Advance on any Business Day which is not a Payment Date; provided that in connection with any such repayment not effected on a Payment Date, the Borrower shall on demand by the Lender indemnify the Lender for any loss or expense (including breakage costs) which the Lender incurs as a result of any such repayment made by the Borrower.

         2.5.2 The Borrower shall give the Lender not less than two (2) Business Days' irrevocable prior written notice (a "Repayment Notice"), in the form attached hereto as Schedule D, in both written and electronic format, of any repayment to be effected pursuant to this Section 2.5 (but not more than three Business Days prior to the date of repayment). No such repayment shall be in an amount which is less than $500,000.

         2.5.3 Provided that, on the date of any Repayment Notice, no Event of Default or Pending Event of Default has occurred and is then continuing:

         (a) the Borrower may, at its option, include as part of any Repayment Notice, a schedule (a "Schedule of Removed Contracts"), in the form attached as Appendix A to Schedule D, identifying the Contracts and the related Receivables that the Borrower wishes the Lender to release from the Security following the date of such repayment, which Schedule of Removed Contracts shall be current as of the close of business on the first Business Day prior to the date of the Repayment Notice; and

         (b) the Lender shall, promptly upon receipt of the full amount of a repayment made by the Borrower contemplated in Section 2.5.4, execute and deliver to the Borrower the related Schedule of Removed Contracts in order to release from the Security the Contracts and the related Receivables identified therein; provided that such release will not result in the aggregate principal amount of all Advances outstanding on such day of repayment being greater than the Credit Facility Limit on such day.

         2.5.4 On the date of any repayment effected pursuant to this Section 2.5, the Borrower shall deposit to the Lender's Account such repayment amount together with all interest accrued and unpaid with respect to the Advance (or the part thereof) that is then repaid by the Borrower to the extent that any such repayment amount or interest thereon is not deposited to the Lender's Account pursuant to Section 8.2.1(a) or 8.2.1(b), as applicable.

2.6      Step-Up Trigger Event

         2.6.1 A step-up trigger event (a "Step-Up Trigger Event") shall occur if, as of the last day of any Monthly Period, the Cumulative Net Loss Ratio of any Quarterly Origination Pool exceeds the permissible Cumulative Net Loss Ratio set out in column B of Part II of Schedule F which corresponds to the applicable seasoning of such Quarterly Origination Pool set out in column A of Part II of Schedule F. Following the occurrence of a Step-Up Trigger Event, all Advances shall be made on the basis of an Advance Rate of 70%.

         2.6.2 Within two (2) Business Days of the occurrence of a Step-up Trigger Event, the Borrower shall deliver a Borrowing Base Certificate to the Lender setting out the Borrowing Base and the Receivables Borrowing Base (each calculated on the basis of an Advance Rate of 70%) as of the date of the occurrence of such Step-Up Trigger Event.

         2.6.3 Following the occurrence of a Step-Up Trigger Event, in the event that the Borrower requests an Advance, the Lender shall only make such Advance provided that the aggregate outstanding principal amount of all Advances on the applicable Drawdown Date (after the making of such Advance) would be equal to or less than the Receivables Borrowing Base on such date (calculated on the basis of an Advance Rate of 70%).

         2.6.4 Following the occurrence of a Step-Up Trigger Event, the Borrower shall on the date that the Borrowing Base Certificate referred to in Section
2.6.2 is delivered to the Lender:

         (a) repay to the Lender by depositing to the Lender's Account (i) an amount equal to the Excess Advances (calculated on the basis of an Advance Rate of 70%), together with (ii) all interest accrued and unpaid hereunder with respect to any Advance (or the part thereof) that is repaid pursuant to this Section 2.6.4(a); or

         (b) provided that no Event of Default or Pending Event of Default has occurred and is then continuing, deliver to the Lender, in both written and electronic format, a Schedule of Additional Contracts dated such date identifying additional Contracts and the related Receivables which (i) immediately prior to such date, did not form part of the Collateral, (ii) the Borrower wishes to include as part of the Collateral, and (iii) have an Aggregate Outstanding Balance as of the close of business on the first Business Day prior to the date of such Schedule of Additional Contracts which, when multiplied by the Advance Rate, equals the Excess Advances; or

         (c) notify the Lender in writing of its intention to reduce the aggregate principal amount of all Advances outstanding on such date by an amount equal to the Excess Advances by applying, in accordance with Section 8.2.1(c), any moneys available from time to time in the Collection Account for such purpose.

         2.6.5 The Borrower shall on demand by the Lender indemnify the Lender for any loss or expense (including breakage costs) which the Lender incurs as a result of any repayment made by the Borrower pursuant to Section 2.6.4(a) or
(c).

                                   ARTICLE 3
                           INTEREST and COMMITMENT FEE

3.1      Interest on Advances

         3.1.1 Each Advance shall bear interest in Canadian Dollars during each Interest Period applicable thereto, on the outstanding amount of such Advance, at a rate per annum equal to the CDOR for such Interest Period plus 1.25% per annum.

         3.1.2 Subject to the terms of this Agreement, interest in respect of each Advance shall accrue from day to day and shall be payable monthly on each Payment Date, not in advance, calculated on the basis of the Interest Period applicable to such Advance immediately preceding such Payment Date.

3.2      Interest on Overdue Principal, Interest and Other Amounts

         If the Borrower does not pay when due any principal, interest or other amount owed by the Borrower hereunder (whether on any Payment Date, on the Maturity Date, by acceleration or otherwise), such overdue amount shall bear interest in Canadian Dollars (both before and after judgment), payable on demand, at a rate per annum equal to the CDOR on the Reset Date relating to the Interest Period immediately preceding such date of non-payment plus 3.50% per annum from the date of such non-payment to but excluding the date of payment in full of such overdue amount to the Lender (which CDOR shall change automatically and without notice to the Borrower on the first day of each calendar month following such date of non-payment to the CDOR applicable on the Reset Date relating to such calendar month).

3.3      Commitment Fee

         3.3.1 In consideration of the Lender's commitment in respect of the Credit Facility, the Borrower shall pay to the Lender a commitment fee (the "Commitment Fee") of $250,000 on the date hereof.

         3.3.2 The Borrower agrees with the Lender that (i) the Commitment Fee shall be conclusively deemed to have been fully earned on the date hereof and, once paid, shall not be refundable in whole or in part in any circumstances, and
(ii) payment of the Commitment Fee shall not constitute or give rise to any obligation on the part of the Lender to make any Advance under this Agreement, other than in accordance with the terms of this Agreement.

3.4      Timing of Payments of Principal and Interest

         All payments of interest and repayments of outstanding Advances by the Borrower hereunder must be made prior to 3:00 p.m. (Toronto time) on the date of payment. If payment is not made to the Lender by such time, payment shall be deemed to have been made on the next Business Day, unless the Lender, in its sole discretion, agrees to accept payment at a later time as being effective on the date it is made.

3.5      Payments to Lender

         All payments by the Borrower to the Lender hereunder shall be made to the Lender in the Lender's Account (or as the Lender may otherwise direct to the Borrower in writing from time to time) on the date when due, and shall be made in immediately available funds without set-off or counterclaim.

3.6      Currency of Payment

         All payments of interest and repayments of the principal amount of any Advances by the Borrower hereunder shall be made in Canadian Dollars.

                                   ARTICLE 4
                                    SECURITY

4.1      Security

         4.1.1 The Borrower shall ensure that the following Security is delivered to the Lender:

         (a) a security agreement (the "Security Agreement") by the Borrower in favour of the Lender creating a first ranking security interest in the Collateral;

         (b) a guarantee by the Guarantor in favour of the Lender in respect of the Obligations;

         (c) a guarantee by the Guarantor in favour of the Lender in respect of the obligations of the Custodian to the Lender; and

         (d) such further guarantees, security agreements, hypothecs, deeds and other instruments of conveyance, assignment, transfer, mortgage, pledge or charge as the Lender may reasonably require in order to create a first ranking Encumbrance in the Collateral and to guarantee the payment and performance of the obligations of the Borrower and the Custodian under the Credit Documents, all in the manner contemplated by the Security referred to above in this
              Section 4.1.1.

         4.1.2 The Borrower shall, at its expense, register, file or record the Security in all offices in all jurisdictions stipulated from time to time by the Lender, acting reasonably. The Borrower shall renew such registrations, filings and recordings from time to time as and when required to keep them in full force and effect and shall, in respect thereof, as reasonably required by the Lender, provide the Lender with an opinion of counsel that all such registrations, filings and recordings have been duly made on a timely basis.

         4.1.3 All Security shall be in form and substance satisfactory to the Lender.

                                   ARTICLE 5
                             DISBURSEMENT CONDITIONS

5.1      Conditions Precedent to First Advance

         The obligation of the Lender to effect the first Advance hereunder is subject to and conditional upon the following conditions precedent being satisfied as of the date of such first Advance:

         (a) the Borrower shall have delivered to the Lender certified copies of the Constating Documents of the Borrower, the Guarantor and the Custodian;

         (b) the Borrower shall have delivered to the Lender a currently dated certificate of incumbency in respect of the Borrower, the Guarantor and the Custodian;

         (c) the Borrower shall have delivered to the Lender currently dated certified copies of resolutions of the directors of the Borrower, the Guarantor and the Custodian authorizing the execution, delivery and performance of the Credit Documents to which each is a party;

         (d) the Borrower shall have delivered to the Lender certificates of status or the equivalent thereof in respect of (i) the Borrower from its jurisdiction of incorporation and each other Approved Province, and (ii) the Guarantor and the Custodian from their respective jurisdictions of incorporation;

         (e) the Borrower shall have delivered to the Lender a currently dated certificate of the Borrower certifying that, as of the date of such certificate, (i) the representations and warranties of the Borrower set forth herein are true and correct, (ii) the Borrower is in compliance with all of its covenants hereunder, and (iii) no Step-Up Trigger Event, Event of Default or Pending Event of Default has occurred and is continuing;

         (f) the Custodian shall have delivered to the Lender a currently dated certificate of the Custodian certifying that as, at the date of such certificate, the Custodian is in compliance with all of its covenants hereunder;

         (g) the Borrower shall have delivered to the Lender duly executed copies of the Security, and all such Security shall have been duly registered, filed and recorded in all jurisdictions reasonably stipulated by the Lender;

         (h) the Borrower shall have delivered to the Lender a legal opinion of Borrower's Counsel, together with the opinions of applicable local counsel (including U.S. counsel), relating to the Credit Documents executed and delivered by the Borrower, the Guarantor and the Custodian, and such other matters as the Lender may reasonably require;

         (i)  the Borrower shall have paid the Commitment Fee to the Lender;

         (j) the Borrower shall have delivered to the Lender a release and discharge agreement by BNS, in form and substance satisfactory to the Lender, whereby BNS (i) confirms that the Borrower has repaid all indebtedness owed to BNS, (ii) releases any security held by it in any assets of the Borrower, and (iii) undertakes to discharge any PPSA registrations effected by BNS against the Borrower;

         (k) the Borrower shall have delivered to the Lender a certified copy of the Credit and Collection Policy;

         (l) the Borrower, the Lender and BNS shall have entered into an agreement, in form and substance satisfactory to the Lender, in respect of the Collection Account and the Lock Box Account; and

         (m) the Lender shall have received a Drawdown Notice in respect of the first Advance pursuant to Section 2.3.2.

         All documents and other materials to be delivered pursuant to this
Section 5.1 shall be in form and substance satisfactory to the Lender and shall be in full force and effect on the date of the first Advance.

5.2      Conditions Precedent to all Other Advances

         The obligation of the Lender to make any Advance after the first Advance hereunder is subject to and conditional upon the following conditions precedent being satisfied as of the date of the applicable Advance:

         (a) no Event of Default or Pending Event of Default shall have occurred and be continuing on the applicable Drawdown Date, or would result from the making of the Advance;

         (b) the representations and warranties deemed to be repeated pursuant to Section 6.2 shall continue to be true and correct as if made on and as of the Drawdown Date;

         (c) the Borrower shall be in compliance with all of its covenants hereunder;

         (d) the Lender shall have received a Drawdown Notice in respect of such Advance pursuant to Section 2.3.2;

         (e) in the reasonable opinion of the Lender, no Material Adverse Change shall have occurred with respect to the Borrower, the Guarantor or the Custodian; and

         (f) in the reasonable opinion of the Lender, no material change in the Credit and Collection Policy, which materially adversely affects the interests of the Lender under this Agreement or the Security, shall have occurred prior to the date of the applicable Drawdown Notice.

         All documents and other materials to be delivered pursuant to this
Section 5.2 shall be in form and substance satisfactory to the Lender and shall be in full force and effect on the date of the first Advance.

5.3      Waiver

         The conditions set forth in Section 5.1 and 5.2 are for the sole benefit of the Lender and may be waived by the Lender in its sole discretion in respect of any Advance, in whole or in part (with or without terms or conditions), without prejudicing the right of the Lender at any time to assert such conditions in respect of the making of any subsequent Advance.

                                   ARTICLE 6
                         REPRESENTATIONS AND WARRANTIES

6.1      Representations and Warranties

         The Borrower represents and warrants to the Lender that:

         (a) each of the Borrower, the Guarantor and the Custodian is duly incorporated and is validly existing under the laws of its jurisdiction of incorporation and has the power, capacity and authority to enter into and perform its obligations under each Credit Document to which it is a party;

         (b) the Borrower has the power, capacity and authority to own its Property and to conduct the business in which it is currently engaged;

         (c) the Borrower is duly qualified and has full legal right to own its Property and to carry on its business in all Approved Provinces;

         (d) the entering into and the performance by the Borrower, the Guarantor and the Custodian of the Credit Documents to which it is a party (i) have been duly authorized by all necessary corporate action on its part, and (ii) do not violate its Constating Documents, any Requirement of Law, any Material Contract to which it is a party or any Material Permit which relates to it;

         (e) the Constating Documents of the Borrower do not contain restrictions on the power of its directors to borrow money or to grant any of the Security to be granted by it;

         (f) each of the Credit Documents to which the Borrower, the Guarantor or the Custodian is a party has been duly executed and delivered by it and constitutes legal, valid and binding obligations enforceable against it in accordance with its terms, and each Credit Document pursuant to which security is created constitutes legal, valid and enforceable security upon the Property Encumbered thereby;

         (g) except as has been obtained and disclosed to the Lender and is in full force and effect, no consent, waiver or authorization of, or filing with, or notice to or Permit from, any Person is required to be obtained in connection by the execution, delivery and performance by the Borrower, the Guarantor or the Custodian of the Credit Documents to which it is a party;

         (h) except as described in Schedule G, there are no litigation, arbitration or administrative proceedings outstanding and, to the best of the Borrower's knowledge, there are no such proceedings pending or threatened, against the Borrower, the Guarantor or the Custodian (or any predecessor of any of them), involving, in each case, amounts exceeding (i) U.S.$2,500,000 in the case of the Borrower, or (ii) 2% of the Tangible Net Worth of the Guarantor from time to time in the case of the Guarantor or the Custodian;

         (i) the Borrower is not in violation of any term of its Constating Documents, any material Requirement of Law, any Material Contract to which it is party or any Material Permit which relates to it;

         (j) neither the Borrower nor the Guarantor has material liabilities (contingent or otherwise) or other obligations of the type required to be disclosed in accordance with GAAP, which are not fully disclosed in the most recent annual consolidated financial statements of the Guarantor;

         (k) the Collateral is not subject to, and is free and clear of, any Encumbrances, except for Permitted Encumbrances;

         (l) the Lock Box Account and any amounts deposited therein are not subject to, and are free and clear of, any Encumbrances, except for Permitted Encumbrances;

         (m) the Borrower is not in default under any Permitted Encumbrances relating to it;

         (n) the Borrower has filed all federal, provincial and local returns, filings, elections and reports required to be filed by it in respect of all Taxes and has paid all such Taxes in accordance with all Requirements of Law; and the Borrower has withheld and remitted all amounts required to be withheld by it (including, without limitation, with respect to income tax, the Canada Pension Plan and employment insurance) from all payments made to its officers and employees, to all non-residents and to all other Persons with respect to whom it is required to withhold any amounts and has paid these amounts, together with any interest and penalties due, to the appropriate authority in accordance with all Requirements of Law;

         (o) to the best of the Borrower's knowledge, it has rights sufficient for it to use all patents, patent applications, trade marks, trade mark applications, trade names, service marks, copyrights, industrial designs, technology and other similar intellectual property rights reasonably necessary for the conduct of its business, and to the best of the Borrower's knowledge, it is not infringing or alleged to be infringing upon the intellectual property rights of any other Person;

         (p) the Borrower, owns or has licensed for use all of the material computer software now used in conducting its business, and all computer equipment owned by or used by the Borrower and which is material to the operation of the Borrower's business has been properly maintained and is in good working order, subject to ordinary wear and tear for computer equipment of comparable age;

         (q) to the best of the Borrower's knowledge, its business and assets are being operated in compliance with applicable Requirements of Environmental Law;

         (r) there is no fact that has not been disclosed by the Borrower to the Lender in writing that could result in a Material Adverse Change in respect of the Borrower, the Guarantor or the Custodian, and there does not exist and there has not occurred a Material Adverse Change in respect of the Borrower, the Guarantor or the Custodian;

         (s) Schedule H is an accurate organizational chart outlining the corporate relationship between the Guarantor, the Borrower and the Custodian;

         (t) except as disclosed in writing to the Lender, no Step-Up Trigger Event has occurred and is continuing;

         (u) no Event of Default or Pending Event of Default has occurred and is continuing;

         (v) all of the quarterly and annual financial statements which have been furnished to the Lender pursuant to this Agreement are complete in all material respects and such financial statements fairly present the unconsolidated financial position of the Borrower or the consolidated financial position of the Guarantor, as applicable, as of the dates referred to therein and such financial statements have been prepared in accordance with GAAP;

         (w) each Drawdown Notice, Schedule of Contracts, Schedule of Additional Contracts, Schedule of Ineligible Contracts, Repayment Notice, Schedule of Removed Contracts, Borrowing Base Certificate and Monthly Servicing Report which has been furnished to the Lender pursuant to this Agreement was accurate and complete in all material respects on the date of delivery thereof to the Lender;

         (x) the principal place of business, chief executive office and chief place of business of the Borrower is situated in the Province of Ontario; and

         (y) each Receivable which forms part of the Borrowing Base is an Eligible Receivable.

6.2      Survival of Representations and Warranties

         The representations and warranties made in this Agreement shall survive the execution of this Agreement and all other Credit Documents, and shall be deemed to be repeated as of the date of each Advance and as of the date of delivery of each Borrowing Base Certificate. The Lender shall be deemed to have relied upon such representations and warranties at each such time as a condition of making an Advance hereunder or continuing to extend the Credit Facility.

                                    ARTICLE 7
                                    COVENANTS

7.1      Positive Covenants of the Borrower

       7.1.1  During the term of this Agreement, the Borrower shall:

       (a) duly and punctually pay the Obligations at the times and places and in the manner required by the terms thereof;

       (b) perform its obligations under the Credit Documents to which it is a party in accordance with the terms thereof;

       (c) maintain its corporate existence in good standing under the laws of its jurisdiction of incorporation, not liquidate, dissolve or wind up (or take any steps in connection therewith), and do, or cause to be done, all things necessary to keep in full force and effect all properties, rights, franchises, licenses and qualifications to carry on business in the Approved Provinces;

       (d) operate its business in compliance with all Requirements of Law, and all Material Contracts to which it is a party and all Material Permits relating to it;

       (e) provide the Lender with such documents, opinions, consents, acknowledgements and agreements as the Lender may reasonably require in order to implement this Agreement or any other Credit Documents from time to time;

       (f) file or cause to be filed when due all federal, provincial and local returns, filings, elections and reports which are required to be filed by it in respect of all Taxes, and shall pay all such Taxes as may be required by law and in accordance with any assessment or demand for payment received by it as and when such Taxes become due and payable and provide evidence of payment if so requested by the Lender; and the Borrower shall, from time to time withhold and remit all amounts required to be withheld (including without limitation, in respect of income tax, withholding taxes on payments to non-residents, the Canada Pension Plan and employment insurance) from all payments made to officers and employees or to all non-residents and to all other applicable Persons and the Borrower shall pay all such amounts, together with any interest and penalties due, to the appropriate authority as required by law;

       (g) promptly notify the Lender in writing of the occurrence of any Step-Up Trigger Event, Event of Default or Pending Event of Default;

       (h) promptly notify the Lender in writing of the occurrence of any Material Adverse Change in respect of the Borrower, the Guarantor or the Custodian;

       (i) promptly notify the Lender in writing of any material change in the Credit and Collection Policy;

       (j) promptly notify the Lender in writing of the occurrence of any litigation, action, suit, dispute, arbitration, proceeding or other circumstance affecting the Borrower, the Guarantor or the Custodian, the result of which, if determined adversely, would be a judgment or award against the Borrower, the Guarantor or the Custodian (i) in excess of (A) U.S.$2,500,000 in the case of the Borrower or (B) 2% of the Tangible Net Worth of the Guarantor from time to time in the case of the Guarantor or the Custodian, or
              (ii) which would result in a Material Adverse Change in respect of the Borrower, the Guarantor or the Custodian, and the Borrower shall from time to time provide the Lender with all information reasonably requested by the Lender concerning the status thereof;

       (k) promptly provide the Lender with all information reasonably requested by the Lender from time to time concerning its financial condition, its performance under this Agreement and the Collateral (excluding, for greater certainty, any proprietary credit scoring models used by the Borrower and any related data or software) during normal business hours and from time to time upon two (2) Business Days' prior written notice, permit representatives of the Lender to inspect the Collateral and to examine and take extracts from its financial books, accounts and records, including but not limited to accounts and records stored in computer data banks and computer software systems, and to discuss its financial condition and its performance under this Agreement with its senior officers and (in the presence of such of its representatives as it may designate) its auditors; provided that:

              (i) the Lender's exercise of its rights under this paragraph shall not be more frequent than is reasonably necessary and does not unreasonably interfere with the operations of the Borrower, and

              (ii) the Lender shall maintain the confidentiality of all information it receives in connection with any such inspection or examination and, unless required to do so for legal or regulatory reasons, shall not disclose same to any other Person other than (A) its directors, officers, employees, auditors, agents or professional advisors on a "need to know" basis, or (B) any assignee or participant (or potential assignee or participant) pursuant to Article 11 hereof;

       (l) ensure that all accounting policies, practices and calculation methods of the Borrower are in accordance with GAAP; and

       (m)    use the Credit Facility solely for the purposes set out in Section
              2.2.

7.2    Positive Covenants of the Custodian

       7.2.1  During the term of this Agreement, the Custodian shall:

       (a) perform its obligations under the Credit Documents to which it is a party in accordance with the terms thereof;

       (b) maintain its corporate existence in good standing under the laws of its jurisdiction of incorporation, not liquidate, dissolve or wind up (or take any steps in connection therewith), and do, or cause to be done, all things necessary to keep in full force and effect all properties, rights, franchises, licenses and qualifications to carry on business;

       (c)    operate its business in compliance with all Requirements of Law;

       (d) promptly notify the Lender of the occurrence of any Material Adverse Change in respect of the Custodian; and

       (e) promptly provide the Lender with all information reasonably requested by the Lender from time to time concerning its financial condition, the performance of the Borrower and the Custodian under this Agreement and the Collateral (excluding, for greater certainty, any proprietary credit scoring models used by the Borrower or the Custodian and any related data or software) during normal business hours and from time to time upon two (2) Business Days' prior written notice, permit representatives of the Lender to inspect the Collateral and to examine and take extracts from its financial books, accounts and records, including but not limited to accounts and records stored in computer data banks and computer software systems, and to discuss its financial condition and performance of the Borrower and the Custodian under this Agreement with its senior officers and (in the presence of such of its representatives as it may designate) its auditors; provided that:

              (i) the Lender's exercise of its rights under this paragraph shall not be more frequent than is reasonably necessary and does not unreasonably interfere with the operations of the Custodian, and

              (ii) the Lender shall maintain the confidentiality of all information it receives in connection with any such inspection or examination and, unless required to do so for legal or regulatory reasons, shall not disclose same to any other Person other than (A) its directors, officers, employees, auditors, agents or professional advisors on a "need to know" basis, or (B) any assignee or participant (or potential assignee or participant) pursuant to Article 11 hereof.

7.3    Reporting Requirements

       7.3.1  During the term of this Agreement, the Borrower shall:

       (a) as soon as practicable and in any event within 45 days of the end of each of its fiscal quarters (including the fourth quarter), cause to be prepared and delivered to the Lender, the interim unaudited unconsolidated financial statements of the Borrower including a balance sheet, statement of income and retained earnings and statement of cash flows, which shall be prepared in accordance with GAAP;

       (b) as soon as practicable and in any event within 120 days after the end of each of its fiscal years, cause to be prepared and delivered to the Lender the annual unaudited unconsolidated financial statements of the Borrower including a balance sheet, statement of income and retained earnings and statement of cash flows for such fiscal year, which shall be prepared in accordance with GAAP;

       (c) as soon as practicable and in any event within 45 days of the end of each of the Guarantor's fiscal quarters (including the fourth quarter), cause to be delivered to the Lender, the interim unaudited consolidated financial statements of the Guarantor including a balance sheet, statement of income and retained earnings and statement of cash flows, which shall be prepared in accordance with GAAP;

       (d) as soon as practicable and in any event within 120 days after the end of each of its fiscal years, cause to be prepared and delivered to the Lender the annual report of the Guarantor to its shareholders, which shall include the audited consolidated financial statements of the Guarantor including a balance sheet, statement of income and retained earnings and statement of cash flows for such fiscal year, which shall be audited by an internationally recognized accounting firm and shall be prepared in accordance with GAAP;

       (e) on each Payment Date, deliver to the Lender, in both written and electronic format, (i) a Monthly Servicing Report (in the form of Exhibit E and which will contain, among other things, the calculation of the Receivables Borrowing Base as of such day), and
              (ii) a Schedule of Contracts (in electronic format as Appendix A) corresponding to the Eligible Receivables comprising the Receivables Borrowing Base; and

       (f) promptly provide the Lender with such other information as it may reasonably request relating to the financial condition or performance of Borrower, the Guarantor, the Custodian or the Collateral.

7.4    Negative Covenants of the Borrower

       7.4.1 During the term of this Agreement, the Borrower shall not, without the prior written consent of the Lender:

       (a) operate its business in a manner which would reasonably be expected to lead to a Material Adverse Change with respect to it;

       (b) consolidate, amalgamate or merge with any other Person, enter into any corporate reorganization or other transaction intended to effect or otherwise permit a change in its existing corporate or capital structure, liquidate, wind-up or dissolve itself, or permit any liquidation, winding-up or dissolution;

       (c) do or permit anything to adversely affect the ranking or validity of the Security;

       (d) change its name without providing the Lender with written notice thereof at least ten (10) Business Days prior to any such change and promptly taking such other steps, if any, as the Lender in its reasonable discretion requires to permit the Lender to maintain the perfection of the Security in connection with any such change;

       (e) permit its principal place of business, chief executive office or chief place of business to be located in any jurisdiction other than the Province of Ontario, without providing the Lender with written notice thereof at least ten (10) Business Days prior to any such change and promptly taking such other steps, if any, as the Lender in its reasonable discretion requires to permit the Lender to perfect (or maintain the perfection of) the Security in connection with any such change;

       (f) create, incur, assume or permit to exist any Encumbrance upon any of the Collateral, except for Permitted Encumbrances;

       (g) create, incur, assume or permit to exist any Encumbrance upon the Lock Box Account or any amounts deposited therein, except for Permitted Encumbrances;

       (h) sell, transfer, assign, convey or otherwise dispose of any Collateral; or

       (i)    change its fiscal year end.

7.5    Negative Covenants of the Custodian

       7.5.1 During the term of this Agreement, the Custodian shall not, without the prior written consent of the Lender:

       (a) operate its business in a manner that would reasonably be expected to lead to a Material Adverse Change with respect to it;

       (b) consolidate, amalgamate or merge with any other Person, enter into any corporate reorganization or other transaction intended to effect or otherwise permit a change in its existing corporate or capital structure, liquidate, wind-up or dissolve itself, or permit any liquidation, winding-up or dissolution; provided that in the case of a transaction or proceeding described above to which the only parties are (i) the Custodian, and (ii) the Guarantor or one of the Wholly-Owned Subsidiaries of the Guarantor, it shall only be necessary for the Custodian to provide written notice to the Lender at least ten
              (10) Business Days prior to the completion of such transaction, together with a certificate confirming that the Custodian does not reasonably expect that the completion of such transaction will result in a Material Adverse Change with respect to the Custodian, the Borrower or the Guarantor; or

       (c) surrender possession of any Contract Files forming part of the Collateral to any Person (other than the Lender).

                                   ARTICLE 8
                      SERVICING AND CUSTODIAL ARRANGEMENTS

8.1    Servicing of Collateral

       8.1.1 The Borrower shall service the Collateral in accordance with the Credit and Collection Policy and in accordance with the provisions of this
Article 8. Without limiting the generality of the foregoing, the Borrower shall:

       (a) hold all Collections in trust for the account of the Lender and, within two (2) Business Days of the receipt of such Collections, deposit such Collections into the Collection Account;

       (b) ensure that, on the date of delivery to the Lender of any Schedule of Contracts or Schedule of Additional Contracts, as applicable, the Custodian has possession of all Contract Files relating to the Contracts identified in such Schedule of Contracts or such Schedule of Additional Contracts, as applicable, and that such Schedule of Contracts or Schedule of Additional Contracts, as applicable, is accurate;

       (c) ensure that the records relating to each Contract forming part of the Collateral contain the following documents (such documents, in respect of any Contract, are herein collectively referred to as the "Contract File" relating to such Contract):

              (i)    the original fully-executed copy of such Contract;

              (ii) an original copy of the related assignment agreement between the dealer of related Financed Vehicle and the Borrower, together with the corresponding title or indemnity guarantee by such dealer in favour of the Borrower;

              (iii) the applicable Encumbrance search results and other documentation evidencing that the related Financed Vehicle is free of any Encumbrances in favour of any Person other than the Borrower;

              (iv) evidence of the applicable PPSA registration by the Borrower against the related Obligor;

              (v) a copy of the purchase order or bill of sale pertaining to the related Financed Vehicle;

              (vi)   only to the extent actually received by the Borrower:

                     (A) any related ancillary product documentation, including, without limitation, any service contract warranty, auto club documentation, life insurance policy and guarantee auto protection (or GAP) insurance policy,

                     (B) a completed reference sheet in respect of the related Obligor,

                     (C)    a systems overview sheet,

                     (D) a copy of the birth certificate of the related Obligor or other evidence as to the name of such Obligor which is valid for PPSA registration purposes,

                     (E)    proof of the related Obligor's income and residency,

                     (F)    a photocopy of the Obligor's driver's licence,

                     (G) an original copy of the insurance policy, binder or card pertaining to the related Financed Vehicle, and

                     (H)    the original credit application of the related
                            Obligor;

       (d) ensure that each Contract and any other chattel paper (as such term is defined in the Personal Property Security Act (Ontario)) forming part of the Collateral is prominently stamped or otherwise marked on its face to notify third parties that such Contract or other chattel paper is subject to a security interest in favour of a secured lender of the Borrower;

       (e) maintain and implement prudent and reasonable administrative and operating procedures (including, without limitation, an ability to recreate the Contract Files forming part of the Collateral in the event of the destruction of the originals thereof) and keep and maintain all books, records, documents and other information reasonably necessary or advisable for the identification of the Contracts and the related Receivables forming part of the Collateral and the collection of all moneys payable in respect thereof;

       (f) fully perform and comply on a timely basis with all terms, covenants and other provisions of the Contracts and the related Receivables forming part of the Collateral required to be performed or observed by it;

       (g) comply in all material respects with the Credit and Collection Policy in regard to each Contract forming part of the Collateral (and the related Receivable);

       (h) not, without the prior consent of the Lender, extend, amend or otherwise modify or waive any term or condition of any Contract or Receivable forming part of the Collateral, other than in accordance with the Credit and Collection Policy;

       (i) collect all amounts payable in respect of any Receivable forming part of the Collateral (together with all applicable sales, goods and services, harmonized sales and other taxes in respect thereof), all in accordance with all applicable laws, rules and regulations, the provisions hereof and the Credit and Collection Policy;

       (j) remit all applicable sales taxes, goods and services taxes, harmonized sales taxes and any other applicable taxes properly collectible and remittable by it in connection with the Collateral in accordance with all applicable laws; and

       (k) promptly upon the request of the Lender, acting reasonably, to the extent the Contract Files forming part of the Collateral consist in whole or in part of computer programs which are licensed to the Borrower, request the licensor to license or sublicense such programs to the Lender to the extent permitted by the terms of the applicable license and to the extent reasonably required by the Lender for the purposes hereof.

       8.1.2 The Borrower shall not, without the Lender's prior written consent, subcontract with any Person for the servicing of the Collateral or otherwise delegate to any Person any of its servicing obligations and duties in respect of the Collateral; provided that the Borrower shall not be required to obtain the Lender's consent in order to subcontract with the Custodian or another Wholly-Owned Subsidiary of the Guarantor for the servicing of the Collateral or to otherwise delegate to the Custodian or another Wholly-Owned Subsidiary of the Guarantor its servicing obligations and duties in respect of the Collateral; and provided further that the Borrower shall remain liable for the performance of any servicing duties and obligations which it subcontracts or delegates pursuant to this Section 8.1.2.

       8.1.3 After the occurrence of an Event of Default, the Borrower shall, upon demand by the Lender (i) notify all Obligors and other Persons to remit all payments due under the Contracts forming part of the Collateral to the Lender (or as the Lender may otherwise direct in writing); (ii) segregate, in a manner reasonably acceptable to the Lender, all cash, cheques and other instruments constituting Collections in respect of such Contracts and the related Receivables which are received by it from time to time and remit the same to the Lender (or as the Lender may direct in writing) duly endorsed or with duly executed instruments of transfer, if applicable; and (iii) deliver to the Lender all Collateral in the possession of the Borrower (and cause any Subsidiary of the Borrower which has possession of any Collateral to deliver such Collateral to the Lender).

       8.1.4 After the occurrence of an Event of Default, the Lender may in its sole discretion by notice in writing to the Borrower suspend the Borrower's duties and obligations under this Article 8.

8.2    Distributions from Collection Account

       8.2.1 The Borrower shall hold the Collection Account and all amounts deposited therein from time to time in trust for the Lender and shall not withdraw any amount from the Collection Account, except for any amount which is not contemplated to be deposited into the Collection Account pursuant to the terms of this Agreement and except in accordance with this Section 8.2. The Borrower shall apply the monies on deposit in the Collection Account on each Payment Date (unless otherwise specifically stated below) (including for greater certainty any interest earned thereon and credited to the Collection Account) as follows:

       (a) first, the Borrower shall on each Payment Date deposit into the Lender's Account (or as the Lender may otherwise direct in writing to the Borrower) an amount equal to all interest on Advances which has accrued hereunder and which is due or remains unpaid on such Payment Date;

       (b) second, the Borrower shall, on each day that the Borrower is required to or has agreed to make a payment pursuant to Section 2.4.2(a) or Section 2.5, as applicable, deposit into the Lender's Account (or as the Lender may otherwise direct in writing to the Borrower) an amount equal to such repayment;

       (c) third, following the occurrence of a Step-Up Trigger Event, in the event that the Borrower has notified the Lender pursuant to
              Section 2.6.4(c), the Borrower shall on each Business Day deposit into the Lender's Account (or as the Lender may otherwise direct in writing to the Borrower) an amount equal to the balance in the Collection Account on such day until such time as the Lender has been repaid an amount equal to the Excess Advances;

       (d) fourth, following the occurrence of an Event of Default, the Borrower shall, on demand by the Lender, pay the reasonable fees and expenses of any receiver or receiver and manager appointed by the Lender pursuant to the Security Agreement;

       (e) fifth, the Borrower shall on each Payment Date deposit into the Lender's Account (or as the Lender may otherwise direct in writing to the Borrower) any principal and other amounts due from the Borrower, the Guarantor or the Custodian to the Lender under any Credit Documents; and

       (f) sixth, the Borrower shall on each Payment Date deposit any balance remaining in the Collection Account to the Borrower's Account; provided that the Borrower shall not withdraw any amount from the Collection Account if the aggregate outstanding principal amount of all Advances on such Payment Date is greater than the Receivables Borrowing Base on such Payment Date; and provided further that after the occurrence of an Event of Default no amount shall be paid to the Borrower from the Collection Account until such time as the Obligations are repaid in full and all amounts in the Collection Account shall be paid to the Lender on account of the Obligations.

       8.2.2 Nothing in Section 8.2.1 shall be construed as limiting the Lender's recourse against the Borrower under this Agreement or any other Credit Document.

       8.2.3 Prior to the occurrence of an Event of Default, the Lender shall not give BNS notice of the Lender's election to assume exclusive ownership and control of the Collection Account.

8.3    Custodial Agreements

       8.3.1 The Custodian agrees to act as the agent of the Lender in holding all Contracts and other Contract Files forming part of the Collateral and agrees that it shall not act as the agent of any other Person in doing so.

       8.3.2 The Custodian shall (i) hold all Contract Files forming part of the Collateral in trust for the Lender and segregated from its own property at its address specified in Section 12.10.2, (ii) deliver all such Contract Files to the Lender forthwith upon the occurrence of an Event of Default, (iii) not relinquish possession of such Contract Files to any Person other than the Lender (or as the Lender may otherwise direct in writing to the Custodian), and (iv) forthwith upon the occurrence of an Event of Default, deliver to the Lender all records, files and documents (whether in written or electronic format) relating to the servicing or collection of any Contracts and the related Receivables forming part of the Collateral (collectively, the "Servicing Records") which are in its possession.

       8.3.3 The Custodian shall indemnify the Lender against any liability, obligation, loss or expense which the Lender may sustain or incur as a consequence of any failure or default by the Custodian in the performance of its obligations under this Agreement. A certificate of the Lender as to the amount of any such liability, obligation, loss or expense shall be prima facie evidence of the amount thereof, in the absence of manifest miscalculation or error.

                                   ARTICLE 9
                                    DEFAULT

9.1    Events of Default

       Each of the following events shall constitute an event of default (an "Event of Default") under this Agreement:

       (a) the Borrower fails to pay any amount of principal when due or to pay interest, fees or other Obligations within one (1) Business Day of the date on which such amount was due and payable; or

       (b) the Borrower, the Guarantor or the Custodian does not observe or perform any covenant or obligation contained in any Credit Document to which it is a party and such default is not remedied within three (3) Business Days after the occurrence thereof; or

       (c) the Borrower, the Guarantor or the Custodian makes any representation or warranty under any Credit Document to which it is a party which is incorrect or incomplete when made or deemed to be made and which remains incorrect or incomplete on the date which is three (3) Business Days after the date when it was made or deemed to be made; or

       (d) the Borrower, the Guarantor or the Custodian defaults in payment after any applicable grace period under one or more agreements or instruments under or pursuant to which Debt was incurred or created or permits any other event of default to occur and to continue after any applicable grace period specified in such agreements or instruments, if one or more of such defaults or events could result in Debt of the Borrower, the Guarantor or the Custodian in excess of U.S.$2,500,000 (in the case of the Borrower) or U.S.$10,000,000 (in the case of the Guarantor or the Custodian) becoming due prior to its stated maturity, or, if such Debt arises under a guarantee, being demanded under such guarantee; or

       (e) the Borrower, the Guarantor or the Custodian ceases or threatens to cease to carry on its business generally or admits its inability or fails to pay its debts generally as they become due; or

       (f) the Borrower, the Guarantor or the Custodian becomes a bankrupt (voluntarily or involuntarily), or becomes subject to any proceeding seeking liquidation, arrangement, relief of creditors or the appointment of a receiver or trustee over any material part of its Property; or

       (g) the Borrower, the Guarantor or the Custodian becomes insolvent, makes any assignment in bankruptcy or makes any other assignment for the benefit of creditors, makes any proposal under the Bankruptcy and Insolvency Act (Canada) or any comparable law, seeks relief under the Companies' Creditors Arrangement Act (Canada), the Winding-Up and Restructuring Act (Canada) or any other bankruptcy, insolvency or analogous law of any other jurisdiction, is adjudged bankrupt, files a petition or proposal to take advantage of any act of insolvency, consents to or acquiesces in the appointment of a trustee, receiver, receiver and manager, interim receiver, custodian, sequestrator or other Person with similar powers of itself or of all or any substantial portion of its assets, or files a petition or otherwise commences any proceeding seeking any reorganization, arrangement, composition or readjustment under any applicable bankruptcy, insolvency, moratorium, reorganization or other similar law affecting creditors' rights or consents to, or acquiesces in, the filing of such a petition; or

       (h) the Borrower, the Guarantor or the Custodian denies its obligations under any Credit Document to which it is a party or claims any of the Credit Documents to be invalid or withdrawn in whole or in part; or

       (i) in the event that any of the Credit Documents or any material provision thereof becomes unlawful or is changed, by virtue of legislation or by a court, statutory board or commission, the Borrower, the Guarantor or the Custodian, as applicable, does not, within fifteen (15) Business Days of such Credit Document or such material provision becoming unlawful or being changed to its knowledge, replace such Credit Document with a new agreement which is in form and substance satisfactory to the Lender or amend such Credit Document to the satisfaction of the Lender; or

       (j) a judgment, order, writ of execution, garnishment or attachment or similar process is issued or levied in an amount of U.S.$2,500,000 or more (in the case of the Borrower) or in an amount equal to or greater than 2% of the Tangible Net Worth of the Guarantor from time to time (in the case of the Guarantor or the Custodian) against any of the Property of the Borrower, the Guarantor or the Custodian and such judgment, writ, execution, garnishment, attachment or similar process is not released, bonded, satisfied, discharged, vacated or stayed within fifteen (15) days after its entry, commencement or levy; or

       (k) an Encumbrancer takes possession of any Collateral or all or a substantial portion of the Property of the Borrower, the Guarantor or the Custodian by appointment of a receiver, receiver and manager, or otherwise; or

       (l) any of the Security shall cease to constitute valid and perfected first priority security interest relative to third parties and such Security is not restored to being a valid and perfected first priority security interest within ten (10) Business Days after the earlier of (i) the Borrower becoming aware thereof, or (ii) notice from the Lender; or

       (m) in the reasonable opinion of the Lender, a Material Adverse Change occurs with respect to the Borrower, the Guarantor or the Custodian and such Material Adverse Change is not remedied within twenty (20) days of the occurrence thereof; or

       (n) the Guarantor ceases at any time to be the direct or indirect beneficial owner of all of the issued and outstanding shares in the capital of the Borrower; or

       (o) the Tangible Net Worth of the Guarantor ceases at any time to be greater than U.S. $800,000,000; or

       (p) the rating of the senior unsecured indebtedness of the Guarantor from Moody's at any time falls below B1; or

       (q) the rating of the senior unsecured indebtedness of the Guarantor from S&P at any time falls below B+; or

       (r) the ratio of the Securitization Assets of the Guarantor to the Tangible Net Worth of the Guarantor is greater than 2.0 at any time; or

       (s) the ratio of the aggregate Adjusted EBITDA of the Guarantor for its two most recent fiscal quarters to the aggregate Interest Expense of the Guarantor for such fiscal quarters is less than 1.2 at any time; or

       (t) the periodic due diligence conducted by the Lender or its agent in respect of the Collateral reveals that more than 10% of the Contracts (by number) in any sample of 190 or more Contracts forming part of the Collateral reviewed by the Lender or its agent displays material non-compliance with the standards contained in the Credit and Collection Policy; or

       (u) the weighted average credit score assigned by the Borrower in accordance with its normal practices and procedures for all Receivables forming part of the Collateral is at any time less than 210; or

       (v) more than 5% of all Receivables forming part of the Collateral have at any time a credit score assigned by the Borrower in accordance with its normal practices and procedures which is lower than 190; or

       (w) the original or current weighted average remaining maturity of all Receivables forming part of the Collateral exceeds 65 months; or

       (x) more than 25% of the Contracts forming part of the Collateral provide for 72 or more monthly payments; or

       (y) the weighted average credit score assigned by the Borrower in accordance with its normal practices and procedures for all of the Receivables forming part of the Collateral in respect of which the related Contracts provide for 72 or more monthly payments is less than 220; or

       (z) the average of the Portfolio Delinquency Ratios for the three most recently completed Monthly Periods exceeds 5.50%; or

       (aa)   the Portfolio Net Loss Ratio for any Monthly Period exceeds 6.00%;
              or

       (bb) the average of the Portfolio In Repossession Ratios for the three most recently completed Monthly Periods is greater than 1.50%; or

       (cc) the Cumulative Net Loss Ratio as of the last day of any Monthly Period for any Receivables Pool exceeds the permissible Cumulative Net Loss Ratio set out in column B of Part I of Schedule F which corresponds to the applicable seasoning of such Receivables Pool set out in column A of Part I of Schedule F; or

       (dd) the average of the Portfolio Extension Ratios for the three most recent Monthly Periods exceeds 2.50%; or

       (ee) the Cumulative Net Loss Ratio as of the last day of any Monthly Period of any Quarterly Origination Pool exceeds the permissible Cumulative Net Loss Ratio set out in column B of Part III of Schedule F which corresponds to the applicable seasoning of such Quarterly Origination Pool set out in column A of Part III of Schedule F.

9.2    Acceleration and Termination of Rights

       If any Event of Default occurs, the Lender (i) shall be under no further obligation to make Advances and may declare its obligations to make Advances to be terminated, whereupon the same shall forthwith terminate, and (ii) may declare the Obligations hereunder or any of them to be forthwith due and payable, whereupon they shall become and be forthwith due and payable without presentment, demand, protest or further notice of any kind, all of which are hereby expressly waived by the Borrower.

9.3    Remedies

       Without prejudice to any other rights or remedies available to the Lender under the Credit Documents or at law, upon the making of a declaration contemplated by Section 9.2, the Lender shall take such action or proceedings as the Lender in its sole discretion may deem expedient to enforce or realize upon the Security, all without any additional notice, presentment, demand, protest or other formality, all of which are hereby expressly waived by the Borrower.

9.4    Saving

       The Lender shall not be under any obligation to the Borrower or any other Person to realize any Collateral subject to the Security or enforce the Security or any part thereof or to require the enforcement of the Security or any part thereof or to allow any of such Collateral to be sold, dealt with or otherwise disposed of. The Lender shall not be responsible or liable to the Borrower or any other Person for any loss or damage upon the realization or enforcement of, the failure to realize or enforce such Collateral or any part thereof or the failure to allow any such Collateral to be sold, dealt with or otherwise disposed of or for any act or omission on its part or on the part of any director, officer, agent, servant or adviser in connection with any of the foregoing.

9.5    Perform Obligations

       If an Event of Default has occurred and is continuing and if the Borrower or the Custodian has failed to perform any of its covenants or agreements in the Credit Documents, the Lender may, but shall be under no obligation to, perform any such covenants or agreements in any reasonable manner without thereby waiving any rights to enforce the Credit Documents. The reasonable expenses (including any legal costs) paid or incurred by the Lender in respect of the foregoing shall be secured by the Security.

9.6    Third Parties

       No Person dealing with the Lender or any agent of the Lender shall be concerned to inquire whether the Security has become enforceable, or whether the powers which the Lender or any such agent is purporting to exercise are or have become exercisable, or whether any Obligations remain outstanding upon the security thereof, or as to the necessity or expediency of the stipulations and conditions subject to which any sale shall be made, or otherwise as to the propriety or regularity of any sale or other disposition or any other dealing with the Collateral charged by such Security or any part thereof.

9.7    Remedies Cumulative

       The rights and remedies of the Lender under the Credit Documents are cumulative and are in addition to and not in substitution for any rights or remedies provided by law. Any single or partial exercise by the Lender of any right or remedy for a default or breach of any term, covenant, condition or agreement contained herein or in any of the other Credit Documents shall not be deemed to be a waiver of or to alter, affect, or prejudice any other right or remedy or other rights or remedies to which the Lender may be lawfully entitled for the same default or breach. Any waiver by the Lender of the strict observance, performance or compliance with any term, covenant, condition or agreement contained herein or in any of the other Credit Documents, and any indulgence granted by the Lender shall be deemed not to be a waiver of any subsequent default.

9.8    Set-Off or Compensation

       In addition to and not in limitation of any rights now or hereafter granted under applicable law, if repayment is accelerated pursuant to Section 9.2, the Lender may at any time and from time to time without notice to the Borrower or any other Person, any notice being expressly waived by the Borrower, set off and compensate and apply any and all deposits, general or special, time or demand, provisional or final, matured or unmatured, and any other indebtedness at any time owing by the Lender to or for the credit of or the account of the Borrower, against and on account of the Obligations hereunder notwithstanding that any of them are contingent or unmatured.

                                   ARTICLE 10
                             CHANGE OF CIRCUMSTANCES

10.1   Change in Law

       In the event of any change in any applicable law, rule, guideline, regulation, treaty or official directive (whether or not having the force of law) or in the interpretation or application thereof by any court or by any governmental agency, central bank or other authority or entity charged with the administration thereof with which the Lender is required to comply or with which the Lender, in its sole discretion, considers it necessary or advisable to comply and which now or hereafter:

       (a) subjects the Lender to any Tax or changes the basis of taxation, or increases any existing Tax, on payments of principal, interest, fees or other amounts payable by the Borrower to the Lender under this Agreement (except for taxes on the overall net income of the Lender);

       (b) imposes, modifies or deems applicable any reserve, special deposit or similar requirements against assets held by, or deposits in or for the account of or loans by or any other acquisition of funds by, an office of the Lender; or

       (c) imposes on the Lender or expects there to be maintained by the Lender any capital adequacy or additional capital requirements in respect of any Advances, the Credit Facility Limit or any other condition with respect to this Agreement, and the result of any of the foregoing shall be to increase the cost to, or reduce the amount of principal, interest or other amount received or receivable by the Lender hereunder or its effective return hereunder in respect of making, maintaining or funding such Advance, the Lender shall determine that amount of money which shall compensate it for such increase in cost or reduction in income (herein referred to as "Additional Compensation"). Upon the Lender having determined that it is entitled to Additional Compensation in accordance with the provisions of this Section 10.1, the Lender shall promptly so notify the Borrower. The Lender shall provide to the Borrower a photocopy of the relevant law, rule, guideline, regulation, treaty or official directive and a certificate of a duly authorized officer of the Lender setting forth the Additional Compensation and the basis of calculation therefor, which shall be prima facie evidence of such Additional Compensation in the absence of manifest miscalculation or error. The Borrower shall pay to the Lender within ten (10) Business Days of the giving of such notice the Additional Compensation calculated to the date of such notification.

10.2   Repayment of Rateable Portion

       If the Lender gives the notice provided for in Section 10.1 with respect to any Advance (an "Affected Advance"), the Borrower may, upon two (2) Business Days' notice to that effect given to the Lender (which notice shall be irrevocable), repay in full the Affected Advance together with accrued and unpaid interest on the principal amount so prepaid up to the date of such repayment and such Additional Compensation as may be applicable to the date of such payment, provided that the provisions of Section 2.5 shall apply to any such repayment, and upon such payment being made the Lender's obligations, if any, to make Advances under this Agreement shall terminate and the Credit Facility Limit shall be reduced by the amount repaid.

10.3   Illegality

       If the adoption of any applicable law, regulation, treaty or official directive (whether or not having the force of law) or any change therein or in the interpretation or application thereof by any court or by any governmental or other authority or central bank or comparable agency or any other entity charged with the interpretation or administration thereof or compliance by the Lender with any request or direction (whether or not having the force of law) of any such authority, central bank or comparable agency or entity, now or hereafter makes it unlawful or impossible for the Lender to make, fund or maintain an Advance or to give effect to its obligations in respect of such an Advance, the Lender may, by written notice thereof to the Borrower declare its obligations under this Agreement to be terminated whereupon the same shall forthwith terminate, and the Borrower shall repay within the time required by such law (or at the end of such longer period as the Lender in its discretion has agreed to) the principal or face amount of such Advance together with accrued interest, such Additional Compensation as may be applicable to the date of such payment provided that the provisions of Section 2.5 shall apply to any such repayment. If any such change shall only affect a portion of the Lender's obligations under this Agreement which is, in the opinion of the Lender, severable from the remainder of this Agreement so that the remainder of this Agreement may be continued in full force and effect without otherwise affecting any of the obligations of the Borrower hereunder, the Lender shall only declare its obligations under that portion so terminated.

                                   ARTICLE 11
                             SUCCESSORS AND ASSIGNS

11.1   Successors and Assigns

       11.1.1 The Credit Documents to which the Borrower is a party shall enure to the benefit of the Lender and its successors and assigns and shall be binding upon and enure to the benefit of the Borrower and its successors and permitted assigns. The Borrower shall not assign any rights or obligations with respect to this Agreement or any of the other Credit Documents to which it is party, without the prior written consent of the Lender.

       This Agreement shall be binding upon the Custodian and its successors and permitted assigns. The Custodian shall not assign any rights and obligations with respect to this Agreement or any of the other Credit Documents to which it is party without the prior written consent of the Lender.

       The rights and obligations of the Lender under this Agreement are assignable in whole or in part to (i) any Person which is not a non-resident of Canada within the meaning of the Income Tax Act (Canada) or (ii) any Person which is a non-resident of Canada within the meaning of the Income Tax Act (Canada); provided that in connection with any assignment referred to in clause
(ii) immediately above, the Borrower shall have no obligation to indemnify the Lender or the applicable assignee for any Canadian withholding taxes imposed on payments made by the Borrower hereunder which arise pursuant to such assignment. The Lender may grant participations in the Credit Facility to any Person. The Borrower hereby consents to the disclosure of any information relating to the Borrower to any potential assignee or participant; provided that the Lender shall not disclose to any potential participant any information relating to the Borrower, the Custodian or the Collateral which is not publicly available until such time as such potential participant has entered into a confidentiality agreement in form and substance reasonably acceptable to the Borrower and the Lender.

       Notwithstanding any other provisions of this Agreement, the Lender agrees that it shall not offer to assign any portion of its rights and obligations under this Agreement without providing prior written notice thereof to the Borrower; provided that after the occurrence of an Event of Default which has not been waived no such notice shall be required. The Lender shall not be required to provide notice to the Borrower of the granting of any participation in the Credit Facility.

       11.1.2 A participation by the Lender of its interest (or a part thereof) hereunder or a payment by a participant to the Lender as a result of the participation will not constitute a payment hereunder to the Lender or an Advance to the Borrower.

11.2   Participation

       The Lender may sell participations to one or more Persons in or to all or a portion of its rights and obligations under this Agreement, but the participant shall not thereby become a lender to the Borrower and:

       (a) the Lender's obligations under this Agreement shall remain unchanged;

       (b) the Lender shall remain solely responsible to the Borrower for the performance of such obligations;

       (c) the Borrower shall continue to deal solely and directly with the Lender in connection with the Lender's rights and obligations under this Agreement; and

       (d) no participant shall have any right to approve any amendment or waiver of any provision of this Agreement, or any consent to any departure by any Person therefrom.

                                   ARTICLE 12
                            MISCELLANEOUS PROVISIONS

12.1   Capitalized Terms

       All capitalized terms used in any of the Credit Documents to which the Lender and the Borrower are parties which are defined in this Agreement shall have the respective meanings defined herein unless otherwise defined in the other Credit Document.

12.2   Severability

       Any provision of this Agreement which is or becomes prohibited or unenforceable in any relevant jurisdiction shall not invalidate or impair the remaining provisions hereof which shall be deemed severable from such prohibited or unenforceable provision and any such prohibition or unenforceability in any such jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. Should this Agreement fail to provide for any relevant matter, the validity, legality or enforceability of this Agreement shall not be affected.

12.3   Amendment, Supplement or Waiver

       No amendment, supplement or waiver of any provision of any of the Credit Documents, nor any consent to any departure by the Borrower or the Custodian therefrom, shall be effective unless it is in writing, makes express reference to the provision affected thereby and is signed by the Lender (and, in the case of an amendment or supplement to this Agreement, by the Lender, the Borrower and the Custodian), and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. No waiver or act or omission of the Lender shall extend to or be taken in any manner whatsoever to affect any subsequent Event of Default or breach by the Borrower or the Custodian of any provision of the Credit Documents to which it is a party or the rights resulting therefrom.

12.4   Governing Law

       Each of the Credit Documents, except for those which expressly provide otherwise, shall be conclusively deemed to be a contract made under, and shall for all purposes be governed by and construed in accordance with, the laws of the Province of Ontario and the federal laws of Canada applicable in Ontario. Each party to this Agreement hereby irrevocably and unconditionally attorns to the non-exclusive jurisdiction of the courts of Ontario and all courts competent to hear appeals therefrom.

12.5   This Agreement to Govern

       In the event of any conflict between the terms of this Agreement and the terms of any other Credit Document, the provisions of this Agreement shall govern to the extent necessary to remove the conflict.

12.6   Permitted Encumbrances

       The designation of an Encumbrance as a Permitted Encumbrance is not, and shall not be deemed to be, an acknowledgment by the Lender that such Encumbrance shall have priority over the Security.

12.7   Expenses and Indemnity

       All statements, reports, certificates, opinions, appraisals and other documents or information required to be furnished to the Lender by the Borrower or the Custodian under this Agreement shall be supplied without cost to the Lender. The Borrower shall pay on demand all reasonable out of pocket costs and expenses of the Lender (including long distance telephone and courier charges and the reasonable fees and expenses of legal counsel to the Lender), incurred in connection with (i) the preparation, execution, delivery, administration, periodic review, modification or amendment of the Credit Documents; (ii) any enforcement of the Credit Documents; (iii) obtaining advice as to its rights and responsibilities in connection with this Agreement and the Credit Documents;
(iv) reviewing, inspecting and appraising the Collateral that is the subject of the Security at reasonable intervals; and (v) all other matters relating to this Agreement and the other Credit Documents; provided that, prior to the occurrence of an Event of Default, the Borrower shall not be required to pay the Lender in any given calendar year more than U.S.$20,000 (or the Canadian Dollar equivalent thereof) on account of out-of-pocket costs and expenses relating to the Lender's ongoing due diligence in respect of, and the Lender's monitoring of, the Borrower and the performance of its obligations under the Credit Documents; and provided further that the Borrower shall not be required to pay the Lender more than U.S.$75,000 (or the Canadian Dollar equivalent thereof) in connection with legal fees (exclusive of taxes and disbursements) payable by the Lender to McCarthy Tetrault LLP relating to services performed up to the date hereof in connection with the transactions contemplated by the Credit Documents. Such costs and expenses shall be payable whether or not an Advance is made under this Agreement.

       The Borrower shall indemnify the Lender against any liability, obligation, loss or expense which it may sustain or incur as a consequence of
(i) any representation or warranty made herein by the Borrower which was incorrect at the time it was made or deemed to have been made, (ii) a default by the Borrower in the payment of any sum due from it (irrespective of whether an Advance is deemed to be made to the Borrower to pay the amount that the Borrower has failed to pay), including, but not limited to, all sums (whether in respect of principal, interest or any other amount) paid or payable to lenders of funds borrowed by the Lender in order to fund the amount of any such unpaid amount to the extent the Lender is not reimbursed pursuant to any other provision of this Agreement, (iii) the failure of the Borrower to complete any Advance or make any payment after notice therefor has been given under this Agreement, and (iv) any other default by the Borrower hereunder. A certificate of the Lender as to the amount of any such liability, obligations, loss or expense shall be prima facie evidence as to the amount thereof, in the absence of manifest miscalculation or error.

       In addition, the Borrower shall indemnify the Lender and its directors, officers, employees and representatives (the "Indemnified Parties") from and against any and all actions, proceedings, claims, losses, damages, liabilities, expenses and obligations of any kind that may be incurred by or asserted against any of them by any third party as a result of or in connection with the making of any Advance hereunder, other than any such claim arising from the gross negligence or wilful misconduct of the Lender or any other Indemnified Party. Whenever any such claim shall arise, the Indemnified Party shall promptly notify the Borrower of the claim and, when known, the facts constituting the basis for such claim, and if known, the amount or an estimate of the amount of the claim. The failure of an Indemnified Party to give notice of a claim promptly shall not adversely affect the Indemnified Party's rights to indemnity hereunder, except to the extent such failure adversely affects the right of the Borrower to assert any reasonable defense to such claim. The Indemnified Party shall not settle or compromise any claim by a third party for which it is entitled to indemnification under this Section 12.7, without the prior written consent of the Borrower. The Borrower at its sole cost and expense may, upon written notice to the Indemnified Party, assume the defense of any such claim or any legal proceeding resulting therefrom. The Indemnified Party shall be entitled to participate in (but not control) the defense of any such action, with its own counsel and at its own expense. If the Borrower does not assume the defense of any such claim or litigation resulting therefrom, the Indemnified Party may defend against such claim or litigation, in such manner as it may deem appropriate and at the expense of the Borrower, including, but not limited to, settling such claim or litigation, after giving notice of the same to and receiving the consent of the Borrower (which consent shall not be unreasonably withheld). In such case the Borrower shall be entitled to participate in (but not control) the defense of such action, with its own counsel and at its own expense.

       The agreements in this Section shall survive the termination of this Agreement and the repayment of the Obligations.

12.8   Manner of Payment and Taxes

       All payments to be made by the Borrower pursuant to the Credit Documents are to be made without set-off, compensation or counterclaim, free and clear of and without deduction for or on account of any Tax, including but not limited to withholding taxes, other than taxes on the overall net income of the Lender. If any Tax is deducted or withheld from any payments under the Credit Documents, the Borrower shall promptly remit to the Lender in the currency in which such payment was made, the equivalent of the amount of Tax so deducted or withheld together with the relevant receipt addressed to the Lender. If the Borrower is prevented by operation of law or otherwise from paying, causing to be paid or remitting such Tax, the interest or other amount payable under the Credit Documents will be increased to such rates as are necessary to yield and remit to the Lender the principal sum advanced or made available together with interest at the rates specified in the Credit Documents after provision for payment of such Tax.

       If the Borrower makes any payment pursuant to the immediately preceding paragraph, and the Lender receives any tax benefit under the laws of Canada, any political subdivision thereof or any other jurisdiction that the Lender would not have received had the Borrower not made the payment, the Lender shall pay the Borrower the amount of the tax benefit after it is received, to the extent that the payment by the Lender does not place the Lender in a worse position than it would have been had no payment been made by the Borrower. If the Borrower makes any payment under this Section for the account of the Lender, the Lender shall take reasonable steps to minimize the net amount payable by the Borrower under this Section, but the Lender shall not be obliged to disclose any information to the Borrower concerning its income or taxes that is not otherwise publicly available.

12.9   Currency Indemnity

       In the event of a judgment or order being rendered by any court or tribunal for the payment of any amounts owing under this Agreement or any other Credit Document or for the payment of damages in respect of any breach of this Agreement or any other Credit Document or under or in respect of a judgment or order of another court or tribunal for the payment of such amounts or damages, such judgment or order being expressed in a currency (the "Judgment Currency") other than the currency payable hereunder or thereunder (the "Agreed Currency"), each party against whom the judgment or order is made shall indemnify and hold each party in whose favour the judgment or order is made harmless against any deficiency in terms of the Agreed Currency in the amounts received by such party arising or resulting from any variation as between (i) the exchange rate at which the Agreed Currency is converted into the Judgment Currency for the purposes of such judgment or order, and (ii) the exchange rate at which such party is able to purchase the Agreed Currency with the amount of the Judgment Currency actually received by such party on the date of such receipt. The indemnity in this Section shall constitute a separate and independent obligation from the other obligations of the parties hereunder, shall apply irrespective of any indulgence granted hereunder, and, if such obligation is owed by the Borrower, shall be secured by the Security.

12.10  Notices

       12.10.1 Any notice, document or other communication required or permitted to be given to the Borrower under the provisions of this Agreement shall be in writing and shall be valid and effective if delivered or sent by facsimile transmission (with receipt confirmed), to the Borrower at:

                    AmeriCredit Financial Services of Canada Ltd.
                    One Robert Speck Parkway, Suite 1420
                    Mississauga, Ontario
                    L4Z 3M3
                    Attention:                Mr. Preston Miller
                    Facsimile No.:            (817) 302-7942

                    with a copy to:

                    AmeriCredit Corp.
                    801 Cherry Street, Suite 3900
                    Fort Worth, Texas
                    76102
                    Attention:                General Counsel
                    Facsimile No.:            (817) 302-7915

and such notice, document or other communication shall be deemed to have been received, where given by delivery, on the day of delivery, and, where sent by facsimile transmission, on the day of transmittal thereof if given during normal business hours of the recipient and on the next succeeding Business Day if not transmitted during such business hours. The Borrower may from time to time notify the other parties to this Agreement of a change in address or facsimile number by notice given as provided in this Section 12.10.

       12.10.2 Any notice, document or other communication required or permitted to be given to the Custodian under the provisions of this Agreement or any other Credit Document shall be in writing and shall be valid and effective if delivered or sent by facsimile transmission (with receipt confirmed), to the Custodian at:

                    AmeriCredit Financial Services, Inc.
                    801 Cherry Street, Suite 3900
                    Fort Worth, Texas
                    76102
                    Attention:                Mr. Preston Miller
                    Facsimile No.:            (817) 302-7942

and such notice, document or other communication shall be deemed to have been received, where given by delivery, on the day of delivery, and, where sent by facsimile transmission, on the day of transmittal thereof if given during normal business hours of the recipient and on the next succeeding Business Day if not transmitted during such business hours. The Custodian may from time to time notify the other parties to this Agreement of a change in address or facsimile number by notice given as provided in this Section 12.10.

       12.10.3 Any notice, document or other communication required or permitted to be given to the Lender under the provisions of this Agreement or any other Credit Document shall be in writing and shall be valid and effective if delivered or sent by facsimile transmission (with receipt confirmed), to the Lender at:

                    Merrill Lynch Capital Canada Inc.
                    181 Bay Street, 5th Floor
                    Toronto, Ontario
                    M5J 2V8
                    Attention:                Mr. Edward Devlin
                    Facsimile No.:            (416) 369-2106

                    with a copy to:

                    Merrill Lynch
                    Global Asset Lending & Finance
                    4 World Financial Center, 22nd Floor
                    New York, New York
                    10080
                    Attention:                Mr. Jeffrey S. Cohen
                    Facsimile No.:            (212) 449-6673

and such notice, document or other communication shall be deemed to have been received, where given by delivery, on the day of delivery, and, where sent by facsimile transmission, on the day of transmittal thereof if given during normal business hours of the recipient and on the next succeeding Business Day if not transmitted during such business hours. The Lender may from time to time notify the other parties to this Agreement of a change in address or facsimile number by notice given as provided in this Section 12.10.

12.11  Borrower's Account

       Unless the Borrower otherwise notifies the Lender in writing, all Advances shall be made by wire transfer into the following account (the "Borrower's Account") of the Borrower:

                    Transit:  80002
                    Account #:  0163112
                    Financial Institution Code:  002
                    S.W.I.F.T. Address:  NOSCCATT

                    Branch Address:
                    --------------
                    Bank of Nova Scotia
                    44 King Street West
                    Toronto, Ontario
                    M5H 1H1

12.12  Lender's Account

       Unless the Lender otherwise notifies the Borrower in writing, all payments to be made by the Borrower to the Lender pursuant to this Agreement or any other Credit Document shall be made by wire transfer into the following account (the "Lender's Account") of the Lender:

                    Bank:  Royal Bank of Canada, Toronto
                    Account:  Merrill Lynch Capital Canada
                    Account #:  00002-276-645-9
                    SWIFT:  ROYCCAT2
                    Attn:  Kin Wong
                    Re:  Americredit

12.13  Time of the Essence

       Time shall be of the essence in this Agreement and each of the other Credit Documents.

12.14  Further Assurances

       Each of the Borrower and the Custodian shall, at the request of the Lender, do all such further acts and execute and deliver all such further documents as may, in the reasonable opinion of the Lender, be necessary or desirable in order to fully perform and carry out the purpose and intent of the Credit Documents.

12.15  Term of Agreement

       Except as otherwise provided herein, this Agreement shall remain in full force and effect until such time as (a) all of the Obligations owing hereunder from time to time have been paid and performed in full, and (b) the Lender has released the Borrower and the Custodian from their respective obligations under this Agreement (except those which arise pursuant to those provisions which by their terms are expressly intended to survive any termination of this Agreement) pursuant to an instrument in writing signed by the Lender.

12.16  Payments on Business Day

         Whenever any payment or performance under the Credit Documents would otherwise be due on a day other than a Business Day, such payment shall be made on the following Business Day.

12.17  Counterparts and Facsimile

       This Agreement may be executed in any number of counterparts, each of which when executed and delivered shall be deemed to be an original, and such counterparts together shall constitute one and the same agreement. For the purposes of this Section, the delivery of a facsimile copy of an executed counterpart of this Agreement shall be deemed to be valid execution and delivery of this Agreement, but the party delivering a facsimile copy shall deliver an original copy of this Agreement as soon as possible after delivering the facsimile copy.

         [The remainder of this page has been intentionally left blank.]

12.18  Entire Agreement

       This Agreement and the other Credit Documents constitute the entire agreement between the parties hereto concerning the matters addressed in this Agreement, and cancel and supersede any prior agreements, undertakings, declarations or representations, written or verbal, in respect thereof.

       IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the date first written above.

                               AMERICREDIT FINANCIAL SERVICES OF CANADA LTD.

                               By:
                                       -----------------------------------------
                                       Name:      Connie Coffey
                                       Title:     Vice President, Non-Public
                                                  Financings and Reporting

                               By:
                                       -----------------------------------------
                                       Name:
                                       Title:

                               AMERICREDIT FINANCIAL SERVICES, INC.

                               By:
                                       -----------------------------------------
                                       Name:      Beth Sorensen
                                       Title:     Senior Vice President, Finance

                               By:
                                       -----------------------------------------
                                       Name:
                                       Title:

                               MERRILL LYNCH CAPITAL CANADA INC.


                               By:
                                       -----------------------------------------
                                       Name:
                                       Title:

                               By:
                                       -----------------------------------------
                                       Name:
                                       Title:

                                   SCHEDULE A

                                  DEFINED TERMS

"Additional Compensation" has the meaning attributed to such term in Section
10.1.

"Adjusted EBITDA" means, with respect to the Guarantor, earnings before interest, taxes, depreciation, and amortization, plus cash distributions from the trusts created in connection with securitizations sponsored by the Custodian (i.e., residual interest income) minus any non-cash gain on the sale of receivables.

"Advance" means a borrowing by the Borrower pursuant to this Agreement, and any reference relating to the amount of Advances shall mean the sum of the aggregate principal amount of all outstanding Advances.

"Advance Rate" means (i) 75% prior to the occurrence of a Step-Up Trigger Event, or (ii) 70% from and after the occurrence of a Step-Up Trigger Event.

"Affected Advance" has the meaning attributed to such term in Section 10.2.

"Agreed Currency" has the meaning attributed to such term in Section 12.9.

"Aggregate Outstanding Balance" means, on any day, with respect to the Receivables forming part of the Collateral, the aggregate Outstanding Balance of such Receivables on such day; and such term has a corresponding meaning with respect to any other receivables.

"Amount Financed" means, with respect to a Contract and the related Receivable, the aggregate amount of credit extended to the related Obligor in connection with the purchase (or refinancing of the purchase) of the related Financed Vehicle including any taxes, insurance and related costs financed in connection therewith, as set out in the Contract Files.

"APR" means, with respect to any Receivable, the annual rate of interest (or finance charges) specified in the related Contract; and such term has a corresponding meaning with respect to any other receivable.

"Approved Province" means each of the Provinces of Canada excluding Quebec. For greater certainty, none of the Territories of Canada shall be an Approved Province.

"BNS" means The Bank of Nova Scotia, a Canadian chartered bank, and its successors.

"Borrower" means AmeriCredit Financial Services of Canada Ltd., a corporation incorporated pursuant to the laws of the Province of Ontario, and its successors and permitted assigns hereunder.

"Borrower's Account" has the meaning attributed to such term in Section 12.11.

"Borrower's Counsel" means Osler, Hoskin & Harcourt LLP or any other firm of solicitors licensed to practice law in the Province of Ontario acceptable to the Lender, acting reasonably.

"Borrowing Base" means, on any day, an amount equal to the sum of (a) Receivables Borrowing Base on such day, and (b) provided that no Event of Default or Pending Event of Default has occurred and is then continuing, and no Step-Up Trigger Event has occurred, the aggregate amount on deposit in the Collection Account representing principal collected on the Receivables at the close of business on the Borrowing Base Determination Date; provided that if such Borrowing Base Determination Date or the day for which this calculation is being made is a Payment Date or a Payment Date will occur between two such dates, the amount determined pursuant to this clause (b) shall be deemed to be nil.

"Borrowing Base Certificate" means a certificate substantially in the form attached hereto as Schedule I.

"Borrowing Base Determination Date" means (a) in respect of the determination of a Borrowing Base pursuant to a Drawdown Notice or a Repayment Notice, the date of the first Business Day immediately prior to such Drawdown Notice or Repayment Notice, and (b) in respect of the calculation of the Receivables Borrowing Base pursuant to Section 2.4.2, the preparation of a Borrowing Base Certificate pursuant to Section 2.6.2, or the preparation of a Monthly Servicing Report pursuant to Section 7.3.1(e), the last day of the immediately preceding calendar month; provided, that, if one or more Borrowing Base Determination Dates has occurred since such last day of the month, the applicable day shall be the most recent Borrowing Base Determination Date.

"Business Day" means any day excluding Saturday, Sunday or any day on which banks located in the Province of Ontario or in the State of New York are authorized or permitted to close for business.

"Canadian Dollars" and "$" mean lawful money of Canada.

"Capital Lease" means a capital lease (or a lease which should be treated as a capital lease) under GAAP.

"CDOR" means, for any Interest Period in respect of any Advance or any calendar month, as applicable, the annual rate of interest, as determined by the Lender, which is equal to the average rate (rounded, if necessary, to the nearest 1/100,000 of one percent) for 30 day Canadian Dollar bankers' acceptances which appears on the Bloomberg Screen CDOR 01 as of 10:30 a.m., Toronto time, on the Reset Date relating to such Interest Period or such calendar month; provided that if such rate does not appear on the Bloomberg Screen CDOR 01 on such Reset Date as contemplated, then the CDOR in respect of such Interest Period or such calendar month shall be the annual rate of interest, as determined by the Lender, which is equal to the bid rate (rounded, if necessary, to the nearest 1/100,000 of one percent) quoted at approximately 10:30 a.m., Toronto time, on the applicable Reset Date by the Reference Bank for 30 day Canadian Dollar bankers' acceptances in an amount corresponding as nearly as possible to the amount of the applicable Advance or other amount payable hereunder.

"Charge-off" means the Aggregate Outstanding Balance of all receivables included in the Managed Serviced Portfolio which (i) are more than 120 days past due (excluding In Repossessions and receivables for which the Obligor is bankrupt), or (ii) the applicable servicer has charged-off (or in respect of which such servicer has otherwise determined in good faith that payments relating thereto are not likely to be resumed); and the term "Charged-off" has a corresponding meaning.

"Collateral" has the meaning attributed to such term in the Security Agreement, as amended, supplemented, restated or replaced from time to time.

"Collection Account" means the segregated interest bearing account maintained by the Borrower for the Lender at the main branch of BNS (transit number: 80002, financial institution code: 002, and S.W.I.F.T. address: NOSCCATT) having account number 12877-10 for the purpose of depositing the Collections forming part of the Collateral.

"Collections" means the aggregate of all payments and proceeds (including Insurance Proceeds and the proceeds of disposition of any Financed Vehicle received as a result of the enforcement of the terms of the related Contract) received by the Borrower in respect of any Collateral.

"Commitment Fee" has the meaning attributed to such term in Section 3.3.1.

"Constating Documents" means, with respect to any corporation or company, its articles of incorporation, amalgamation or continuance or other similar document and its by-laws, all as amended from time to time.

"Contract" means a conditional sale agreement, instalment sale contract, instalment loan agreement or other financing agreement relating to a Vehicle, which was either (i) originated by the Borrower, or (ii) originated by the dealer or seller of such Vehicle and subsequently assigned to the Borrower, and pursuant to which the related Obligor is required to repay the related Amount Financed in full during the term of such agreement or contract.

"Contract File" has the meaning attributed to such term in Section 8.1.1(c).

"Cram Down Loss" means, with respect to any receivable, if a court of competent jurisdiction in an insolvency proceeding shall have issued an order reducing the amount owed on such receivable by the related Obligor or otherwise modifying or restructuring the scheduled payments to be made on such receivable by the related Obligor, an amount equal to the sum of (i) the excess of the Outstanding Balance of such receivable immediately prior to such order over the Outstanding Balance of such receivable as so reduced and (ii) if such court shall have issued an order reducing the effective rate of interest in respect of such receivable, the excess of the Outstanding Balance of such receivable immediately prior to such order over the net present value (using as the discount rate the higher of the APR of such receivable or the rate of interest, if any, specified by the court in such order) of the scheduled payments as so modified or restructured. A "Cram Down Loss" shall be deemed to have occurred on the date of issuance of such order.

"Credit and Collection Policy" means, the Borrower's credit, collection and administration policies with respect to Contracts and Receivables, a copy of which has been delivered to the

Lender pursuant to Section 5.1(k), as the same may be amended from time to time in accordance with the terms of this Agreement.

"Credit Documents" means this Agreement, the Security and all other documents delivered pursuant to this Agreement.

"Credit Facility" has the meaning attributed to such term in Section 2.1.1.

"Credit Facility Limit" means, at any time, the lesser of (i) $150,000,000, and
(ii) the Borrowing Base at such time.

"Cumulative Net Loss" means, as of the last day of any Monthly Period and without duplication, with respect to any Receivables Pool or Quarterly Origination Pool, the difference between (i) the sum of (A) the Aggregate Outstanding Balance of all Liquidated Receivables forming part of such Receivables Pool or Quarterly Origination Pool, as applicable, plus (B) aggregate Cram Down Losses in respect of such Receivables Pool or Quarterly Origination Pool, as applicable, and (ii) any Liquidation Proceeds received with respect to the Liquidated Receivables described in clause (i) immediately above.

"Cumulative Net Loss Ratio" means, as of the last day of any Monthly Period, with respect to any Receivables Pool or Quarterly Origination Pool, the ratio obtained by dividing (i) the sum (without duplication) of (A) Cumulative Net Loss in respect of such Receivables Pool or Quarterly Origination Pool, as applicable, and (B) 50% of the Aggregate Outstanding Balance of all receivables forming part of such Receivables Pool or Quarterly Origination Pool, as applicable, which are more than ninety (90) days past due by (ii) the initial principal balance of such Receivables Pool or Quarterly Origination Pool, as applicable.

"Custodian" means AmeriCredit Financial Services, Inc., a corporation incorporated pursuant to the laws of the State of Delaware, and its successors and permitted assigns under this Agreement.

"Debt" means, at any time, with respect to any Person, without duplication and, except as provided in item (b) below, without regard to any interest component thereof (whether actual or imputed) that is not due and payable, the aggregate of the following amounts, each calculated at such time in accordance with GAAP, but excluding, for greater certainty, capital stock, whether or not preferred, which is not referred to in clause (k) below:

       (a) money borrowed (including by way of overdraft) or indebtedness represented by notes payable and drafts accepted representing extensions of credit;

       (b) the face amount of all bankers' acceptances and similar instruments;

       (c) the amount of any indemnity or reimbursement obligations arising from or relating to letters of credit, letters of guarantee, legally binding comfort letters, guarantees or security bonds issued on behalf of such Person;

       (d) all obligations (whether or not with respect to the borrowing of money) that are evidenced by bonds, debentures, notes or other similar instruments, whether or not any such instruments are convertible into capital, or that are not so evidenced, but that would be considered by GAAP to be indebtedness for borrowed money;

       (e) all obligations upon which interest charges are customarily paid by that Person (including purchase money obligations);

       (f) principal obligations as lessee under Capital Leases, all as determined in accordance with GAAP;

       (g) all obligations (contingent or otherwise) under any Hedge Agreements (after deducting the market value at such time of any collateral or credit support posted or transferred to the applicable counterparty as security for such obligations);

       (h) any deferred purchase price for property or services purchased (including vendor financing in connection with any investment, but excluding trade payables and other liabilities incurred in the ordinary course of business);

       (i) any transfer of property or assets which has been made with recourse to the transferor or any obligation to repurchase any property or assets or to purchase property or assets regardless of the delivery or non-delivery thereof;

       (j)    any amount secured by an Encumbrance;

       (k) any obligation to purchase, redeem or otherwise retire or purchase for cancellation any shares of capital stock in such Person at the option of the holder thereof, including any obligation to so purchase, redeem or otherwise retire or purchase for cancellation any shares of capital stock issuable upon the exchange or conversion of other shares; and

       (l) any contingent obligation incurred for the purpose of or having the effect of providing financial assistance to another entity, including, any guarantee or indemnity (other than by endorsement of negotiable instruments for collection or deposit in the ordinary course of business) in any manner of any part or all of an obligation included in items (a) through (k) above.

"Defaulted Receivable" means a Receivable which has been Charged-off by the Borrower in accordance with the Credit and Collection Policy.

"Delinquent Receivable" means a receivable with respect to which $30 or more of a scheduled payment is more than sixty (60) days past due (excluding receivables that are In Repossession).

"Drawdown Date" means the date, which shall be a Business Day, of any Advance.

"Drawdown Notice" has the meaning attributed to such term in Section 2.3.2.

"Eligible Receivable" means a Receivable which at all times meets the eligibility criteria set out on Schedule J.

"Encumbrance" means, in respect of any Person, any mortgage, debenture, pledge, hypothec, lien, charge, assignment by way of security, hypothecation or security interest granted or permitted by such Person or arising by operation of law, in respect of any of such Person's property or assets, or any consignment or Capital Lease of property by such Person as consignee or lessee or any other security agreement, trust or arrangement, having the effect of security for the payment or performance of any debt, liability or obligation; and the terms "Encumbrances", "Encumbrancer", "Encumber" and "Encumbered" shall have corresponding meanings.

"Event of Default" has the meaning attributed to such term in Section 9.1.

"Excess Advances" has the meaning attributed to such term in Section 2.4.2.

"Exchange Rate" means, on any day, with respect to the exchange of either of Canadian Dollars or U.S. Dollars (the "First Currency") into the other of those currencies (the "Other Currency"), the noon spot rate of the Bank of Canada on that day for purchases of the First Currency with the Other Currency, or if such rate is not or has not yet been quoted on such day, the last preceding noon spot rate of the Bank of Canada.

"Financed Vehicle" means, in respect of a Contract and the related Receivable, the Vehicle, together with all accessions thereto, securing the related Obligor's indebtedness in connection with such Contract and the related Receivable; and such term shall have a corresponding meaning in respect of any other receivable.

"GAAP" means generally accepted accounting principles, as applied in the United States of America.

"Guarantor" means AmeriCredit Corp., a corporation incorporated pursuant to the laws of the State of Texas, and its successors.

"Hedge Agreement" means any swap agreement or any other agreement relating to a derivative entered into between the Borrower and any other Person.

"In Repossession" means the Aggregate Outstanding Balance of all receivables included in the Managed Serviced Portfolio in respect of which the related Financed Vehicle has been repossessed but not disposed of.

"including" means "including without limitation" and shall not be construed to limit any general statement which it follows to the specific or similar item or items immediately following it and "include" and "includes" have similar non-restrictive meanings.

"Indemnified Parties" has the meaning set out in Section 12.7.

"Insurance Proceeds" means, with respect to any Contract and the related Receivable, any proceeds collected by the Borrower from claims on any physical damage insurance policies covering the related Financed Vehicle.

"Interest Expense" means, with respect to the Guarantor and for any period, the Guarantor's interest expense during such period for money borrowed (exclusive of any such interest expense on any "off-balance sheet" securitizations or warehouse facilities), calculated in accordance with GAAP.

"Interest Period" means in respect of any Advance, initially the period from and including the Drawdown Date in respect of such Advance to but excluding the first Payment Date in respect of such Advance, and, thereafter, the period from and including each Payment Date in respect of such Advance to but excluding the next Payment Date, up to but excluding the earlier of (A) the date on which the Borrower is required to repay such Advance pursuant to the terms of this Agreement, and (B) the date on which such Advance is repaid in full.

"Judgment Currency" has the meaning attributed to such term in Section 12.9.

"Lender" means Merrill Lynch Capital Canada Inc., a corporation incorporated pursuant to the laws of the Province of Ontario, and its successors and permitted assigns hereunder.

"Lender's Account" has the meaning attributed to such term in Section 12.12.

"Liquidated Receivable" means a receivable (i) as to which 90 days have elapsed since the related Financed Vehicle was repossessed by the servicer of such receivable, (ii) as to which (A) 210 days or more have elapsed since $30 or more of any scheduled payment thereunder became due, which amount remains unpaid, and
(B) the related Financed Vehicle has been repossessed by the servicer of such receivable, (iii) other than a receivable falling under clause (i) or (ii) as to which 120 days or more have elapsed since $30 or more of any scheduled payment became due, which amount remains unpaid or (iv) in respect of which the servicer thereof has in good faith determined that it has allocated all amounts that it expects to collect in respect thereof.

"Liquidation Proceeds" means, at any time with respect to a Liquidated Receivable, all amounts realized with respect to such receivable.

"Lock Box Account" means the account maintained by the Borrower at the main branch of BNS (transit number: 80002, financial institution code: 002, and S.W.I.F.T. address: NOSCCATT) having account number 01635-11 as the account into which payments in respect of all Contracts and the related Receivables forming part of the Collateral are to be made by the related Obligors.

"Managed Serviced Portfolio" means, as of any date and without duplication, the Aggregate Outstanding Balance of the following receivables in respect of which the related Obligor is Canadian or American (i) all Receivables in respect of any Contracts owned by the Borrower, (ii) all receivables in respect of any motor vehicle retail instalment sale contracts owned by the Custodian or any of its affiliates, (iii) all Receivables in respect of any Contracts serviced (but not owned) by the Borrower and (iv) all receivables in respect of any motor vehicle retail instalment sale contracts serviced (but not owned) by the Custodian or any of its affiliates (excluding receivables not originated or acquired by the Custodian in the ordinary course of business).

"Material Adverse Change" means, in respect of any Person, any change having a material adverse effect on the business, assets, liabilities, operations, results of operations, condition (financial or other), or prospects of such Person, or the ability of such Person to carry on its business or a significant part of its business, or which would reasonably be expected to result in, or has resulted in, a material adverse effect on the ability of such Person to perform its obligations under the Credit Documents to which it is a party.

"Material Contract" means, with respect to any Person, any contract or agreement to which such Person is a party (i) involving an aggregate financial obligation on the part of such Person in excess of $1,000,000, or (ii) the breach of which by any party thereto would result in a Material Adverse Change in respect of such Person.

"Material Permit" means, with respect to any Person, any Permit the breach of which by such Person would result in a Material Adverse Change in respect of such Person.

"Maturity Date" means August 22, 2002.

"Monthly Net Losses" means, for any Monthly Period, the Aggregate Outstanding Balance of all receivables included in the Managed Serviced Portfolio that are Charged-off during such Monthly Period less the aggregate amount of recoveries on all receivables included in the Managed Serviced Portfolio during such Monthly Period.

"Monthly Period" means each calendar month.

"Monthly Servicing Report" means a report of the Borrower substantially in the form attached hereto as Schedule E.

"Moody's" means Moody's Investors Service, Inc.

"Obligations" means all obligations of the Borrower to the Lender under or in connection with this Agreement and all other Credit Documents, including all debts and liabilities, present or future, direct or indirect, absolute or contingent, matured or not, at any time owing by the Borrower to the Lender, in any currency or remaining unpaid by the Borrower to the Lender, under or in connection with this Agreement and all other Credit Documents, whether arising from dealings between the Lender and the Borrower or from any other dealings or proceedings by which the Lender may be or become in any manner whatever a creditor of the Borrower, and wherever incurred, and whether incurred by the Borrower alone or with another or others and whether as principal or surety, and all interest, fees, legal and other costs, charges and expenses.

"Obligor" means, with respect to a Contract and the related Receivable, the purchaser or co-purchasers of the related Financed Vehicle and any other Person who owes payments in respect of such Contract and such Receivable; and such term has a corresponding meaning with respect to any other receivable.

"Outstanding Balance" means, in respect of any Receivable at any time, (i) the original principal amount owing by the related Obligor under the related Contract less all payments of principal received from time to time in respect of such Receivable up to and including such time, plus (ii) the amount of all interest which has accrued in respect thereof in accordance with such Contract but remains unpaid at such time; and such term has a corresponding meaning with respect to any other receivable.

"Payment Date" means (i) with respect to any Advance made on or before the twenty-fifth day of a calendar month, the tenth day of each calendar month following the calendar month during which the Drawdown Date in respect of such Advance occurred, and (ii) with respect to any Advance made after the twenty-fifth day of a calendar month, the tenth day of each calendar month following the first calendar month after the calendar month during which the Drawdown Date in respect of such Advance occurred; provided that the Payment Date in respect of the Interest Period which includes the Maturity Date shall occur on the Maturity Date.

"Pending Event of Default" means an event which, but for the requirement for the giving of notice, lapse of time, or both, or but for the satisfaction of any other condition subsequent to such event, would constitute an "Event of Default".

"Permits" means governmental licences, authorizations, consents, registrations, exemptions, permits and other approvals required by law.

"Permitted Encumbrances" means the following:

       (a)    the Security;

       (b) in respect of any Financed Vehicle relating to any Contract forming part of the Collateral, any Encumbrance created or incurred by the related Obligor; and

       (c) such other Encumbrances as are agreed to in writing by the Lender prior to their creation after the date hereof.

"Person" means any individual, corporation, company, partnership, limited partnership, unincorporated association, trust, joint venture, estate or other judicial entity or any governmental body.

"Portfolio Delinquency Ratio" means, for any Monthly Period, the ratio obtained by dividing (i) the Aggregate Outstanding Balance of all receivables included in the Managed Serviced Portfolio which are Delinquent Receivables on the last day of such Monthly Period by (ii) the Aggregate Outstanding Balance of all receivables included in the Managed Serviced Portfolio as of the close of business on the last day of such Monthly Period.

"Portfolio Extension Ratio" means, for any Monthly Period, the ratio obtained by dividing (i) the Aggregate Outstanding Balance of all receivables included in the Managed Serviced Portfolio whose payments are extended during such Monthly Period by (ii) the average Aggregate Outstanding Balance of the Managed Serviced Portfolio during such Monthly Period.

"Portfolio In Repossession Ratio" means, for any Monthly Period, the ratio obtained by dividing (i) In Repossessions as of the last Business Day of such Monthly Period by (ii) the Aggregate Outstanding Balance of the Managed Serviced Portfolio on the last day of such Monthly Period.

"Portfolio Net Loss Ratio" means, for any Monthly Period, the ratio obtained by dividing "A" by "B", and then multiplying the result by "C" where:

       "A" is equal to (i) the Monthly Net Losses for the Managed Serviced Portfolio which have occurred during the six Monthly Periods immediately preceding such date divided by (ii) the average Aggregate Outstanding Balance of the Managed Serviced Portfolio during such six-month period;

       "B" is equal to the actual number of days in such six-month period; and

       "C" is equal to the actual number of days in the Borrower's fiscal year in which the most recently ended Monthly Period occurred.

"PPSA" means, in respect of each Approved Province, the Personal Property Security Act as from time to time in effect in such Province.

"Property" means, with respect to any Person, all or any portion of its undertaking, property and assets (whether real, personal, tangible or intangible).

"Quarterly Origination Period" shall mean each period equal to a calendar quarter beginning with the 4th quarter of calendar year 2000.

"Quarterly Origination Pool" means all Contracts (in respect of which the related Obligor is Canadian) originated or acquired by the Borrower during a Quarterly Origination Period. With respect to a Quarterly Origination Pool, seasoning in Monthly Periods will begin with the first Monthly Period following the creation of such Quarterly Origination Period.

"Receivable" means, in respect of any Contract, all amounts payable by the related Obligor, including, without limitation, all rights to payments on account of principal and interest.

"Receivables Borrowing Base" means (a) the product of (i) the Advance Rate on such day, and (ii) the Aggregate Outstanding Balance of all Eligible Receivables forming part of the Collateral at the close of business on the Borrowing Base Determination Date, plus (b) in respect of the determination of the Receivables Borrowing Base pursuant to a Drawdown Notice, the Aggregate Outstanding Balance of all Eligible Receivables listed in the related Schedule of Contracts, minus
(c) in respect of the determination of the Receivables Borrowing Base pursuant to a Repayment Notice, the Aggregate Outstanding Balance of all Eligible Receivables listed in the related Scheduled of Removed Contracts. For greater certainty with respect to clause (a) above, Receivables which are not Eligible Receivables on the Borrowing Base Determination Date shall not be included in the calculation of the Receivables Borrowing Base.

"Receivables Pool" means each receivables pool supporting an asset-backed securitization sponsored by the Custodian on or after June 30, 1999 (excluding any receivables held as part of any warehouse arrangement).

"Reference Bank" means The Toronto-Dominion Bank, a Canadian chartered bank.

"Related Security" shall mean, in respect of a Contract and the related
Receivable:

       (a) the interest of the Borrower in such Contract and the security in the related Financed Vehicle granted by the related Obligor pursuant to such Contract and any other interest of the Borrower in such Financed Vehicle and all benefits and entitlements of the Borrower thereunder;

       (b) the interest of the Borrower in any related Insurance Proceeds from claims on any physical damage or other insurance policies covering the related Financed Vehicle;

       (c) all securities, bills, notes, guarantees, and other documents held by the Borrower relating to such Receivable;

       (d)    the related Contract File;

       (e) all claims and entitlements of the Borrower in respect of loss or damage of the Financed Vehicle; and

       (f)    the proceeds of any and all of the foregoing.

"Repayment Notice" has the meaning attributed to such term in Section 2.5.2.

"Requirement of Law" means, as to any Person, any law, treaty, regulation, ordinance, decree, judgment, order or similar requirement made or issued under sovereign or statutory authority and applicable to or binding upon that Person, or to which that Person or any of its Property is subject and includes all Requirements of Environmental Law.

"Requirements of Environmental Law" means all requirements of the common law or of statutes, regulations, by-laws, ordinances, treaties, judgments and decrees, and (to the extent that they have the force of law) rules, policies, guidelines, orders, approvals, notices, permits, directives, and the like, of any federal, territorial, provincial, regional, municipal or local judicial, regulatory or administrative agency, board or governmental authority in Canada relating to environmental or occupational health and safety matters and the assets and undertaking of the Borrower and the intended uses thereof, including but not limited to, all such requirements relating to: (a) the protection, preservation or remediation of the natural environment (the air, land, surface water or groundwater); and (b) solid, gaseous or liquid waste generation, handling, treatment, storage, disposal, clean-up, or transportation.

"Reset Date" means, in respect of any Interest Period or any calendar month, the second Business Day prior to the first day of such Interest Period or such calendar month, as applicable.

"S&P" means Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc.

"Schedule of Additional Contracts" has the meaning attributed to such term in
Section 2.4.2(b).

"Schedule of Contracts" has the meaning attributed to such term in Section
2.3.3.

"Schedule of Removed Contracts" has the meaning attributed to such term in
Section 2.5.3.

"Securitization Assets" means, with respect to the Guarantor, the sum of the aggregate value of the following "on balance sheet" assets: (i) restricted cash deposits under securitizations sponsored by the Custodian, (ii) investments in trust receivables from securitizations sponsored by the Custodian, and (iii) the interest-only receivables from the trusts created in connection with securitizations sponsored by the Custodian.

"Security" means the security held from time to time by or on behalf of the Lender, securing or intended to secure directly or indirectly repayment of the Obligations, including, without limitation, the security described in Article 4.

"Security Agreement" has the meaning attributed to such term in Section
4.1.1(a).

"Servicing Records" has the meaning attributed to such term in Section 8.3.2.

"Step-Up Trigger Event" has the meaning attributed to such term in Section
2.6.1.

"Subsidiary" means, with respect to a corporation, a subsidiary as defined in the Business Corporations Act (Ontario) as in effect on the date hereof.

"Tangible Net Worth" means, with respect to the Guarantor, the net worth of the Guarantor calculated in accordance with GAAP, after subtracting therefrom the aggregate amount of the Guarantor's intangible assets, including, without limitation, goodwill, franchises, licenses, patents, trademarks, copyrights and service marks.

"Taxes" means all taxes, levies, imposts, stamp taxes, duties, deductions, withholdings and similar impositions payable, levied, collected, withheld or assessed as of the date of this Agreement or at any time in the future under the laws of Canada (or any other applicable jurisdiction) or any political subdivision thereof, and "Tax" shall have a corresponding meaning.

"U.S. Dollars" and "U.S. $" means lawful money of the United Sates of America.

"Vehicle" means a new or used passenger automobile, light-duty truck, van or minivan which has been purchased by an Obligor pursuant to the provisions of a Contract.

"Wholly-Owned Subsidiary" means, in respect of any Person, a Subsidiary of such Person all of the issued and outstanding shares in the capital of which, whether voting or not, are owned by such Person or one of such Person's Wholly-Owned Subsidiaries or by such Person and one or more of such Person's Wholly-Owned Subsidiaries.

                                   SCHEDULE B

                                 DRAWDOWN NOTICE


TO:     MERRILL LYNCH CAPITAL CANADA INC.
        181 Bay Street, 5/th/ Floor
        Toronto, Ontario
        M5J 2V8

        Attention:  Mr. Edward Devlin

FROM:   AMERICREDIT FINANCIAL SERVICES OF CANADA LTD.
DATE:   . ., 200.

--------------------------------------------------------------------------------

1. This Drawdown Notice is delivered to you pursuant to Section 2.3.2 of the credit agreement made as of August 23, 2001 between AmeriCredit Financial Services of Canada Ltd. (the "Borrower"), AmeriCredit Financial Services, Inc. and Merrill Lynch Capital Canada Inc. (as amended, supplemented, restated or replaced from time to time, the "Credit Agreement"). Unless the context otherwise requires, capitalized terms which are used but not defined herein shall have the respective meanings attributed to such terms in the Credit Agreement.

2.     The Borrower hereby requests an Advance as follows:

       (a)    Drawdown Date:
                                            -----------------------------------

       (b)    Anticipated Advance Rate:                      .%
                                            -----------------------------------

       (c)    Amount of Advance:    Cdn. $
                                            -----------------------------------

3. The Schedule of Contracts which relates to this Drawdown Notice is attached hereto as Appendix A.

4.     The Aggregate Outstanding Balance of the Eligible Receivables identified
       in the attached Schedule of Contracts) is Cdn. $                     .
                                                        --------------------

5. The Aggregate Outstanding Balance of the Eligible Receivables forming part of the Collateral as of close of business on the first Business Day prior to the date of this Drawdown Notice (which amount has been determined prior to the addition of the Eligible Receivables referred to
       in Section 4 above) is Cdn. $                     .
                                     --------------------

6. The aggregate outstanding Advances made by the Lender to the Borrower following the Advance referred to herein will not exceed the Credit Facility Limit on the above-noted Drawdown Date (which Credit Facility Limit will take into account the Aggregate Outstanding Balance of the Eligible Receivables referred to in Section 4 above).

7. The Borrower hereby certifies that all of the representations and warranties of the Borrower set forth in Section 6.1 of the Credit Agreement are true and accurate as of the date hereof, as though made on and as of the date hereof.

8. The Borrower hereby certifies that all of the covenants of the Borrower contained in the Credit Agreement, together with all of the conditions precedent to the Advance hereby requested and all other terms and conditions contained in the Credit Agreement to be complied with by the Borrower, have been fully complied with.

9. The Borrower hereby certifies that no Event of Default or Pending Event of Default has occurred and is continuing nor will any such event occur as a result of the above-noted Advance.

                                   AMERICREDIT FINANCIAL SERVICES OF CANADA LTD.

                                   By:
                                          --------------------------------------
                                          Name:
                                          Title:

                                   By:
                                          --------------------------------------
                                          Name:
                                          Title:

                       ----------------------------------

                          ACKNOWLEDGEMENT OF CUSTODIAN

TO:         MERRILL LYNCH CAPITAL CANADA INC.

DATE:       . ., 200.

--------------------------------------------------------------------------------

       The undersigned hereby acknowledges that it has possession of all Contract Files relating to the Contracts identified in the Schedule of Contracts attached hereto as Appendix A.

                                   AMERICREDIT FINANCIAL SERVICES, INC.

                                   By:
                                          --------------------------------------
                                          Name:
                                          Title:

                                   By:
                                          --------------------------------------
                                          Name:
                                          Title:

                                   APPENDIX A

                              SCHEDULE OF CONTRACTS


-----------------------------------------------------
Loan File Fields
-----------------------------------------------------
-----------------------------------------------------
Contract Number
-----------------------------------------------------
Obligor Name
-----------------------------------------------------
Amount Financed
-----------------------------------------------------
Original Term
-----------------------------------------------------
Interest Rate/APR
-----------------------------------------------------
Current Outstanding Balance
-----------------------------------------------------
Remaining Term
-----------------------------------------------------
Monthly Payment
-----------------------------------------------------
Current Days Delinquent
-----------------------------------------------------
VIN Number
-----------------------------------------------------

                                   SCHEDULE C

                        SCHEDULE OF ADDITIONAL CONTRACTS

TO:      MERRILL LYNCH CAPITAL CANADA INC.
         181 Bay Street, 5/th/ Floor
         Toronto, Ontario
         M5J 2V8

         Attention:  Mr. Edward Devlin

FROM:    AMERICREDIT FINANCIAL SERVICES OF CANADA LTD.

DATE:    . ., 200.

--------------------------------------------------------------------------------

1.     This Schedule of Additional Contracts is delivered to you pursuant to
       Section 2.4.2(b) of the credit agreement made as of August 23, 2001 between AmeriCredit Financial Services of Canada Ltd. (the "Borrower"), AmeriCredit Financial Services, Inc. and Merrill Lynch Capital Canada Inc. (as amended, supplemented, restated or replaced from time to time, the "Credit Agreement"). Unless the context otherwise requires, capitalized terms which are used but not defined herein shall have the respective meanings attributed to such terms in the Credit Agreement.

2. The Borrower wishes to include in the Collateral the Contracts and the related Receivables identified in the following table, with effect as of the date hereof:


       -----------------------------------------------------------
       Loan File Fields
       -----------------------------------------------------------
       -----------------------------------------------------------
       Contract Number
       -----------------------------------------------------------
       Obligor Name
       -----------------------------------------------------------
       Amount Financed
       -----------------------------------------------------------
       Original Term
       -----------------------------------------------------------
       Interest Rate/APR
       -----------------------------------------------------------
       Current Outstanding Balance
       -----------------------------------------------------------
       Remaining Term
       -----------------------------------------------------------
       Monthly Payment
       -----------------------------------------------------------
       Current Days Delinquent
       -----------------------------------------------------------
       VIN Number
       -----------------------------------------------------------


3. The Borrower hereby certifies that no Event of Default or Pending Event of Default has occurred and is continuing.

                                   AMERICREDIT FINANCIAL SERVICES OF CANADA LTD.

                                   By:
                                          --------------------------------------
                                          Name:
                                          Title:

                                   By:
                                          --------------------------------------
                                          Name:
                                          Title:

                       ----------------------------------
                                 ACKNOWLEDGEMENT

TO:                 MERRILL LYNCH CAPITAL CANADA INC.

DATE:               . ., 200.

--------------------------------------------------------------------------------

         The undersigned hereby acknowledges that it has possession of all Contract Files relating to the Contracts identified in the above table contained in this Schedule of Additional Contracts.

                                   AMERICREDIT FINANCIAL SERVICES, INC.

                                   By:
                                          --------------------------------------
                                          Name:
                                          Title:

                                   By:
                                          --------------------------------------
                                          Name:
                                          Title:

                                   SCHEDULE D

                                REPAYMENT NOTICE

TO:         MERRILL LYNCH CAPITAL CANADA INC.
            181 Bay Street, 5/th/ Floor
            Toronto, Ontario
            M5J 2V8

            Attention:  Mr. Edward Devlin

FROM:       AMERICREDIT FINANCIAL SERVICES OF CANADA LTD.

DATE:       . ., 200.

--------------------------------------------------------------------------------

1. This Repayment Notice is delivered to you pursuant to Section 2.5.2 of the credit agreement made as of August 23, 2001 between AmeriCredit Financial Services of Canada Ltd. (the "Borrower"), AmeriCredit Financial Services, Inc. and Merrill Lynch Capital Canada Inc. (as amended, supplemented, restated or replaced from time to time, the "Credit Agreement"). Unless the context otherwise requires, capitalized terms which are used but not defined herein shall have the respective meanings attributed to such terms in the Credit Agreement.

2.     The undersigned hereby gives notice of a repayment as follows:

       (a)   Date of Repayment:
                                         --------------------------

       (b)   Amount of Repayment: Cdn. $
                                         --------------------------

3. The Aggregate Outstanding Balance of the Receivables identified in the Schedule of Removed Contracts attached hereto as Appendix A is
       Cdn. $                          .
             --------------------------

4. The Aggregate Outstanding Balance of the Eligible Receivables forming part of the Collateral as of the close of business on the first Business Day prior to the date of this Repayment Notice (which amount includes the
       amount referred to in Section 3 above) is Cdn. $                        .
                                                       ------------------------

5. The aggregate outstanding Advances made by the Lender to the Borrower following the repayment referred to herein will not exceed the Credit Facility Limit on the date of such repayment (which Credit Facility Limit will take into account the Borrowing Base as reduced by the amount which is equal to the Aggregate Outstanding Balance referred to in Section 3 immediately above multiplied by the Advance Rate).

6. The Borrower hereby certifies that no Event of Default or Pending Event of Default has occurred and is continuing.

                                   AMERICREDIT FINANCIAL SERVICES OF CANADA LTD.

                                   By:
                                          --------------------------------------
                                          Name:
                                          Title:

                                   By:
                                          --------------------------------------
                                          Name:
                                          Title:

                                   APPENDIX A

                          SCHEDULE OF REMOVED CONTRACTS


   ------------------------------------------------------------------
   Loan File Fields
   ------------------------------------------------------------------

   ------------------------------------------------------------------
   Contract Number
   ------------------------------------------------------------------
   Obligor Name
   ------------------------------------------------------------------

                       ----------------------------------

                                     RELEASE

TO:    AMERICREDIT FINANCIAL SERVICES OF CANADA LTD.

DATE:  . ., 200.

--------------------------------------------------------------------------------

         The undersigned hereby releases from the Security the Contracts and the related Receivables identified in the table set out immediately above in this Appendix A.

                                   MERRILL LYNCH CAPITAL CANADA INC.

                                   By:
                                          --------------------------------------
                                          Name:
                                          Title:

                                   By:
                                          --------------------------------------
                                          Name:
                                          Title:

                                   SCHEDULE E

                            MONTHLY SERVICING REPORT


See Attached

                                   SCHEDULE F

                     PERMISSIBLE CUMULATIVE NET LOSS RATIOS

PART I

For U.S. term securitizations occurring after June 30, 1999:

      -------------------------------------------------------
                    A                          B
      -------------------------------------------------------
         Seasoning (in completed     Permissible Cumulative
            Monthly Periods)             Net Loss Ratio
      -------------------------------------------------------
                    3                         2.54
      -------------------------------------------------------
                    6                         4.24
      -------------------------------------------------------
                    9                         6.01
      -------------------------------------------------------
                   12                         7.86
      -------------------------------------------------------
                   15                         9.65
      -------------------------------------------------------
                   18                        10.53
      -------------------------------------------------------
                   21                        11.64
      -------------------------------------------------------
                   24                        12.50
      -------------------------------------------------------
                   27                        13.14
      -------------------------------------------------------
                   30                        13.61
      -------------------------------------------------------
                   33                        13.93
      -------------------------------------------------------
                   36                        14.14
      -------------------------------------------------------
               Thereafter                    14.40
      -------------------------------------------------------

                       ----------------------------------

PART II

For Quarterly Origination Pools occurring after September 30, 2000:

      -------------------------------------------------------
                    A                          B
      -------------------------------------------------------
         Seasoning (in completed     Permissible Cumulative
            Monthly Periods)             Net Loss Ratio
      -------------------------------------------------------
                    3                         3.01
      -------------------------------------------------------
                    6                         5.00
      -------------------------------------------------------
                    9                         6.75
      -------------------------------------------------------
                   12                         8.50
      -------------------------------------------------------
                   15                        10.03
      -------------------------------------------------------
                   18                        10.81
      -------------------------------------------------------
                   21                        11.35
      -------------------------------------------------------
                   24                        11.74
      -------------------------------------------------------
                   27                        11.80
      -------------------------------------------------------
                   30                        11.82
      -------------------------------------------------------
                   33                        11.84
      -------------------------------------------------------
                   36                        11.86
      -------------------------------------------------------
               Thereafter                    12.01
      -------------------------------------------------------

                       ----------------------------------

PART III

For Quarterly Origination Pools occurring after September 30, 2000:

      -------------------------------------------------------
                    A                          B
      -------------------------------------------------------
         Seasoning (in completed     Permissible Cumulative
            Monthly Periods)             Net Loss Ratio
      -------------------------------------------------------
                    3                         3.61
      -------------------------------------------------------
                    6                         6.00
      -------------------------------------------------------
                    9                         8.10
      -------------------------------------------------------
                   12                        10.20
      -------------------------------------------------------
                   15                        12.03
      -------------------------------------------------------
                   18                        12.97
      -------------------------------------------------------
                   21                        13.62
      -------------------------------------------------------
                   24                        14.09
      -------------------------------------------------------
                   27                        14.16
      -------------------------------------------------------
                   30                        14.19
      -------------------------------------------------------
                   33                        14.21
      -------------------------------------------------------
                   36                        14.23
      -------------------------------------------------------
               Thereafter                    14.41
      -------------------------------------------------------

                                   SCHEDULE G

                                   LITIGATION


See Attached

                                   SCHEDULE H

                              ORGANIZATIONAL CHART


See Attached

                                   SCHEDULE I

                           BORROWING BASE CERTIFICATE

TO:    MERRILL LYNCH CAPITAL CANADA INC.
       181 Bay Street, 5/th/ Floor
       Toronto, Ontario
       M5J 2V8

       Attention:  Mr. Edward Devlin

FROM:  AMERICREDIT FINANCIAL SERVICES OF CANADA LTD.

DATE:  . ., 200.

--------------------------------------------------------------------------------

1.     This Borrowing Base Certificate is delivered to you pursuant to Section
       2.6.2 of the credit agreement made as of August 23, 2001 between AmeriCredit Financial Services of Canada Ltd., AmeriCredit Financial Services, Inc. and Merrill Lynch Capital Canada Inc. (as amended, supplemented, restated or replaced from time to time, the "Credit Agreement"). Unless the context otherwise requires, capitalized terms which are used but not otherwise defined herein shall have the respective meanings attributed to such terms in the Credit Agreement.

2.     The Borrower hereby certifies that, as of the date hereof:

       (a)    the representations and warranties of the Borrower set forth in
              Section 6.1 of the Credit Agreement are true and accurate as of the date hereof, as though made on and as of the date hereof;

       (b) no Event of Default or Pending Event of Default has occurred and remains outstanding;

       (c) the Aggregate Outstanding Balance of all Eligible Receivables forming part of the Collateral is: Cdn. $.;

       (d)    the Advance Rate is: [75%/70%];

       (e)    the Receivables Borrowing Base is: Cdn. $.;

       (f)    the Borrowing Base is: Cdn. $.; and

       (g)    the Credit Facility Limit is: Cdn. $..
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                                      -2-

                                   AMERICREDIT FINANCIAL SERVICES OF CANADA LTD.

                                   By:
                                          --------------------------------------
                                          Name:
                                          Title:

                                   By:
                                          --------------------------------------
                                          Name:
                                          Title:

                                   SCHEDULE J

                              ELIGIBILITY CRITERIA

The following are the eligibility criteria applicable to each Receivable on any date of determination:

       (a) the Receivable is one to which the Borrower has good and marketable title, free and clear of all Encumbrances and adverse claims, and in respect of which the related Financed Vehicle is, to the best of the Borrower's knowledge, free of any Encumbrances and adverse claims, and in respect of which the related Contract contains customary and enforceable provisions such that the rights and remedies of the Borrower thereunder are adequate for the realization against the related Obligor and the related Financed Vehicle of the benefits of the security provided thereby;

       (b) the related Contract grants to the Borrower a first priority security interest in the related Financed Vehicle, which has been perfected pursuant to the applicable PPSA;

       (c) the Receivable is one in respect of which the related Financed Vehicle has been registered pursuant to the applicable motor vehicle registration laws in the name of the related Obligor in an Approved Province and is used primarily in Canada and exclusively in North America;

       (d) the Receivable is one in respect of which the related Obligor is resident in an Approved Province, is recorded in the Borrower's records as having a Canadian billing address, is a natural person, is not an affiliate of the Borrower, and is not a government or a governmental subdivision or agency or any other governmental entity;

       (e) the Receivable is not one in respect of which $30.00 or more of any scheduled payment is more than thirty (30) days past due, and is not a Defaulted Receivable;

       (f) the Receivable is one in respect of which the related Contract provides for (i) level monthly payments (provided that the payment in respect of the first or last month in the term of such Contract may be minimally different from such level payment) that fully amortize the related Amount Financed over the original term of such Contract, and (ii) the payment of interest by the related Obligor at the related APR;

       (g) the Receivable is one in respect of which the related Contract provides for the calculation of interest payable thereunder under the simple interest method;

       (h) the addition of the related Contract to the Contracts forming part of the Collateral does not cause the aggregate number of all Contracts forming part of the

              Collateral which provide for more than 72 monthly payments to exceed 25% of all Contracts forming part of the Collateral;

       (i) the Receivable is one in respect of which the Receivable is denominated and payable only in Canadian dollars;

       (j) the Receivable is one in respect of which the related Obligor is not the Crown in right of Canada or any Province;

       (k) the Receivable and the related Contract are in full force and effect and constitute legal, valid and binding obligations of the related Obligor, enforceable against such Obligor in accordance with their terms, and such Contract is the complete, accurate and entire financing agreement with such Obligor relating to the Financed Vehicle, and such Receivable and such Contract are not subject to any litigation, dispute, offset, counterclaim or other defense;

       (l) the Receivable and the related Contract have not been extended, waived or modified except in accordance with the Credit and Collection Policy;

       (m) the Receivable and the related Contract do not contravene in any material respect any laws, rules or regulations applicable thereto (including, without limitation, laws, rules and regulations relating to usury, truth in lending, fair credit billing, fair credit reporting, equal credit opportunity, fair debt collection practices, consumer protection and privacy);

       (n) the Receivable and the related Contract satisfy all applicable requirements of the Credit and Collection Policy and such Contract is identified on the servicing records of the Borrower as an automobile conditional sale agreement and such Contract is assignable without the consent of, or notice to, the related Obligor or any other Person, and such Contract does not contain a confidentiality provision that purports to restrict the ability of the Lender to exercise its rights under this Agreement or any other Credit Document, including, without limitation, the Lender's right to review the Contract, and such Contract is one in respect of which the related dealer and the Borrower have each performed all obligations required to be performed by them thereunder, and such Contract is one in respect of which delivery of the related Financed Vehicle to the related Obligor has occurred;

       (o) the Receivable is not one in respect of which the Borrower or any affiliate thereof has advanced any funds to or for the benefit of the related Obligor in order to make such Receivable an Eligible Receivable;

       (p) the related Obligor has been directed to make all payments to the Lock Box Account (or such other account as may be agreed to by the Lender in writing after the date hereof);

       (q) the Receivable is one in respect of which there is only one original fully-executed Contract which constitutes chattel paper (as defined in the Personal Property Security Act (Ontario));

       (r) the Receivable is not one in respect of which the Amount Financed exceeds $100,000, or which causes the Aggregate Outstanding Balance of all Receivables forming part of the Collateral which have an Amount Financed greater than $60,000 to exceed 3% of the Aggregate Outstanding Balance of all Receivables forming part of the Collateral;

       (s) the Receivable is one in respect of which the APR is not less than 8.0%;

       (t) the related Contract provides that any prepayment in full of such Receivable fully pays all remaining principal and all interest due at the applicable APR as of the date of prepayment;

       (u) the related Contract requires the related Obligor to insure the related Financed Vehicle pursuant to an individual physical damage insurance policy;

       (v) the related Contract provides for enforcement of the Encumbrance created thereby or the clear legal right of repossession, as applicable, in respect of the related Financed Vehicle, and the certificate of title in respect of such Financed Vehicle names the Borrower as the secured party in the applicable Approved Province;

       (w) the related Contract File has not been documented solely in electronic format; and

       (x) the Receivable is one in respect of which the Custodian has possession of the related Contract File.